# SECOND QUARTER 2016 SUPPLEMENTAL DATA

June 30, 2016

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statement
This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filingswiththe Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2016 that will be released on Form 10-Q to be filed on or before August 2, 2016.

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TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	4
Highlights	5-12
Comparative Balance Sheets	13-14
Comparative Statements of Operations	15
Comparative Computation of FFO and FAD	16
Consolidated Statement of Equity	17
Joint Venture Statements	18-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-39
Largest Tenants	40
Tenant Diversification	41
Leasing Activity Summary	42-45
Annual Lease Expirations	46-48

Summary of Real Estate Acquisition/Disposition Activity	49-53
Corporate Information	54
Analyst Coverage	55
Supplemental Definitions	56

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CORPORATE PROFILE

SL Green Realty Corp., or the Company, is an S&P 500 company and New York City's largest office landlord. The Company is a self-managed Real Estate Investment Trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

SL Green, a Maryland corporation, and SL Green Operating Partnership, L.P., or the Operating Partnership, a Delaware limited partnership, were formed in June 1997 for the purpose of combining the commercial real estate business of S.L. Green Properties, Inc. and its affiliated partnerships and entities. The Operating Partnership received a contribution of interest in the real estate properties, as well as 95% of the economic interest in the management, leasing and construction companies, which are referred to as the Service Corporation, a consolidated variable interest entity. All of the management, leasing and construction services with respect to the properties that are wholly-owned by us are conducted through SL Green Management LLC which is 100% owned by the Operating Partnership.

Substantially all of our assets are held by, and all of our operations are conducted through the Operating Partnership. The Company is the sole managing general partner of the Operating Partnership.

Reckson Operating Partnership, L.P., or ROP, commenced operations in June 1995 and became a wholly-owned subsidiary of the Operating Partnership, in January 2007.

As of June 30, 2016, the Company held interests in 150 Manhattan buildings totaling 49.6 million square feet. This included ownership interests in 28.3 million square feet of commercial buildings and debt and preferred equity investments secured by 16.7 million million square feet of buildings. In addition, the Company held ownership interests in 28 suburban buildings totaling 4.9 million million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

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SECOND QUARTER 2016 HIGHLIGHTS Unaudited

Summary
New York, NY, July 20, 2016 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported funds from operations, or FFO, for the quarter ended June 30, 2016 of $357.8 million, or $3.41 per share, before transaction related costs of $2.1 million, or $0.02 per share, as compared to FFO for the same period in 2015 of $171.7 million, or $1.65 per share, before transaction related costs of $3.1 million, or $0.03 per share.
Second quarter 2016 FFO includes a lease termination fee of $94.0 million, or $0.90 per share, and a write-off of accounting related balances of $75.3 million, of $0.72 per share, related to the early lease termination and sale of 388-390 Greenwich Street to Citigroup, Inc. (“Citi”) as well as a receipts of promote income of $10.8 million, or $0.10 per share, related to the sale of 33 Beekman Street.
The Company also reported funds from operations, or FFO, for the six month period ended June 30, 2016 of $550.9 million, or $5.27 per share, before transaction related costs of $3.4 million, or $0.03 per share, as compared to FFO for the same period in 2015 of $327.3 million, or $3.16 per share, before transaction related costs of $4.2 million, or $0.04 per share.
Net income attributable to common stockholders for the quarter ended June 30, 2016 totaled $133.5 million, or $1.33 per share as compared to net loss attributable to common stockholders of $39.1 million, or $0.39 per share for the same quarter in 2015. Net income attributable to common stockholders for the quarter ended June 30, 2016 includes $230.0 million, or $2.20 per share, of net gains recognized from the sale of real estate as compared to $0.8 million, or $0.01 per share for the same quarter in 2015.
Net income attributable to common stockholders for the six month period ended June 30, 2016 totaled $156.7 million, or $1.56 per share as compared to net income attributable to common stockholders of $4.2 million, or $0.04 per share for the same period in 2015. Net income attributable to common stockholders for the six month period ended June 30, 2016 includes $253.7 million, or $2.43 per share, of net gains recognized from the sale of real estate as compared to $13.8 million, or $0.13 per share for the same period in 2015.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended June 30, 2016, the Company reported consolidated revenues and operating income of $617.6 million and $451.1 million, respectively, compared to $409.1 million and $251.3 million, respectively, for the same period in 2015. For the six months ended June 30, 2016, the Company reported consolidated revenues and operating income of $1.1 billion and $741.8 million, respectively, compared to $805.4 million and $484.3 million, respectively, for the same period in 2015.
Same-store cash NOI on a combined basis increased by 6.5 percent to $186.1 million for the quarter as compared to the same period in 2015. For the quarter ended June 30, 2016, consolidated property same-store cash NOI increased by 6.1 percent to $166.3 million and unconsolidated joint venture property same-store cash NOI increased by 9.3 percent to $19.9 million, as compared to the same period in 2015.
Same-store cash NOI on a combined basis increased by 8.4 percent to $362.2 million for the six months ended June 30, 2016 as compared to the same period in 2015. For the six months ended June 30, 2016, consolidated property same-store cash NOI increased by 8.2 percent to $322.9 million and unconsolidated joint venture property same-store cash NOI increased by 9.4 percent to $39.3 million, as compared to the same period in 2015.
During the second quarter, the Company signed 50 office leases in its Manhattan portfolio totaling 621,150 square feet. Eight leases comprising 35,130 square feet represented office leases that replaced previous vacancy. Forty-two leases comprising 586,020 square feet,

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SECOND QUARTER 2016 HIGHLIGHTS Unaudited

representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $64.75 per rentable square foot, representing a 16.1 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the second quarter was 6.8 years and average tenant concessions were 2.3 months of free rent with a tenant improvement allowance of $25.93 per rentable square foot.
During the first six months of 2016, the Company signed 97 office leases in its Manhattan portfolio totaling 1,470,736 square feet. Sixteen leases comprising 162,558 square feet represented office leases that replaced previous vacancy. Eighty-one leases comprising 1,308,178 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $68.33 per rentable square foot, representing a 28.5 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first six months of 2016 was 9.6 years and average tenant concessions were 3.5 months of free rent with a tenant improvement allowance of $37.93 per rentable square foot.
Manhattan same-store occupancy was 97.4 percent at June 30, 2016, inclusive of 194,733 square feet of leases signed but not yet commenced as compared to 97.1 percent at June 30, 2015 and 97.4 percent at March 31, 2016.
During the second quarter, the Company signed 19 office leases in its Suburban portfolio totaling 177,684 square feet. Eight leases comprising 80,761 square feet represented office leases that replaced previous vacancy. Eleven leases comprising the remaining 96,923 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $40.24 per rentable square foot, representing a 2.5 percent increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the second quarter was 8.5 years and average tenant concessions were 7.2 months of free rent with a tenant improvement allowance of $33.79 per rentable square foot.
During the first six months of 2016, the Company signed 46 office leases in its Suburban portfolio totaling 422,479 square feet. Seventeen leases comprising 142,085 square feet represented office leases that replaced previous vacancy. Twenty nine leases comprising the remaining 280,394 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $39.84 per rentable square foot, representing a 5.6 percent increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first six months of 2016 was 7.1 years and average tenant concessions were 6.1 months of free rent with a tenant improvement allowance of $29.92 per rentable square foot.
Same-store occupancy for the Company's Suburban portfolio was 83.0 percent at June 30, 2016, inclusive of 38,815 square feet of leases signed but not yet commenced as compared to 83.6 percent at June 30, 2015 and 84.0 percent at March 31, 2016.
Significant leases that were signed during the second quarter included:

•	Expansion on 204,442 square feet with Bloomberg at 919 Third Avenue;

•	Renewal and expansion on 114,709 square feet with New York Life Insurance Company at 420 Lexington Avenue, bringing the remaining lease term to 14.3 years;

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SECOND QUARTER 2016 HIGHLIGHTS Unaudited

•	Renewal on 47,278 square feet with Citi at 750 Washington Boulevard in Stamford, Connecticut, bringing the remaining lease term to 11.5 years; and

•	Renewal on 31,514 square feet with Morgan Stanley Smith Barney at Jericho Plaza in Jericho, New York, bringing the remaining lease term to 10.3 years.
Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2016 were $24.5 million, or 3.6 percent of total combined revenues and an annualized 50 basis points of total combined assets.
Real Estate Investment Activity
In June, the Company closed on the previously announced sale of 388-390 Greenwich Street to an affiliate of Citigroup, Inc. ("Citi") for $2.0 billion, net of $242.5 million of unfunded tenant concessions. Separately, the Company received a $94.0 million payment from Citi for the early termination of Citi's lease at 388-390 Greenwich Street. Proceeds from the sale and the termination payment were used by the Company to repay $350.0 million of its corporate credit facility and retire the $1.45 billion mortgage on the property, resulting in reduction of Company indebtedness of approximately $1.8 billion. The Company recognized a gain on sale of $206.5 million.
In May, the Company and its joint venture partner, the Naftali Group, closed on the previously announced sale of the Pace University dormitory tower at 33 Beekman Street for a gross sale price of $196.0 million or approximately $1,199 per square foot. The Company recognized a gain on sale of $33.0 million.
In April, the Company completed the acquisition of a 20 percent interest in the newly completed, 1,176 unit "Sky" residential tower, located at 605 West 42nd Street. The Company was granted an option to purchase the interest at an agreed upon valuation in July 2014 when it originated a $50.0 million mezzanine loan on the property to The Moinian Group, the project's developer. The mezzanine loan was repaid prior to the closing of the Company's acquisition.
In April, the Company reached an agreement to sell 500 West Putnam Avenue, a 121,500-square-foot office property located in Greenwich, Connecticut, for a gross sale price of $41.0 million, or $337 per square foot. The transaction closed in July and the Company recognized net proceeds of $39.5 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.4 billion at June 30, 2016 at a weighted average current yield of 9.4 percent, excluding $0.3 billion of debt and preferred equity investments that are included in other balance sheet line items for accounting purposes. During the second quarter, the Company originated new debt and preferred equity investments totaling $458.5 million, of which $120.5 million was retained and $103.2 million was funded, at a weighted average current yield of 9.5 percent. During the second quarter, the Company recorded $147.7 million of principal reductions from investments that were repaid.
Financing Activity
In July, the Company signed a final and comprehensive term sheet for a $1.5 billion construction loan facility with Wells Fargo Bank, N.A., The Bank of New York Mellon, JP Morgan Chase Bank, Bank of China New York Branch and TD Bank, N.A. for the development of One Vanderbilt Avenue. Commitment and closing are expected to occur within the third quarter of 2016.
In July, the Company closed on a refinancing of our $300 million debt and preferred equity liquidity facility. The facility, which is secured by select assets in the Company's debt portfolio, has a 2-year term with a 1-year extension option and bears interest ranging from 225 and 400 basis points over LIBOR, depending on the pledged collateral and advance rate. The new facility is favorable, providing higher advance rates than the previous facility.

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SECOND QUARTER 2016 HIGHLIGHTS Unaudited

In July, the Company entered into $300.0 million of 7-year interest rate swaps with a fixed rate of 1.14 percent, taking advantage of the current favorable interest environment to lock in rates on our corporate unsecured debt.
In May, the Company, along with its joint venture partner, Vornado Realty Trust, successfully closed on the refinancing of 280 Park Avenue. The new $900.0 million facility has a 3-year term (subject to four 1-year extension options), carries a floating interest rate of LIBOR plus 2.00 percent, and replaces the previous $721.0 million of indebtedness on the property that was set to mature in June 2016. The Company, which owns a 50.0 percent interest in the asset, received approximately $75.9 million in net proceeds from the refinancing, inclusive of $30.0 million which was held at the property for future operating and capital costs.
Dividends
During the second quarter of 2016, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.72 per share of common stock, which was paid on July 15, 2016 to shareholders of record on the close of business on June 30, 2016; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2016 through and including July 14, 2016, which was paid on July 15, 2016 to shareholders of record on the close of business on June 30, 2016, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

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KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Earnings Per Share
Net income (loss) available to common stockholders - diluted	$1.33	$0.23	$0.96	$1.64	$(0.39)
Funds from operations available to common stockholders - diluted	$3.39	$1.84	$1.61	$1.65	$1.62
Reported funds available for distribution to common stockholders - diluted	$1.96	$1.50	$0.22	$1.04	$0.96
Recurring funds available for distribution to common stockholders - diluted	$2.04	$1.50	$1.12	$1.29	$1.30

Common Share Price & Dividends
Closing price at the end of the period	$106.47	$96.88	$112.98	$108.16	$109.89
Closing high price during period	$106.72	$110.92	$121.80	$116.97	$131.64
Closing low price during period	$95.51	$80.54	$108.56	$100.95	$109.89
Common dividend per share	$0.72	$0.72	$0.72	$0.60	$0.60

FFO payout ratio (trailing 12 months)	32.5%	39.3%	39.6%	38.7%	39.4%
Reported FAD payout ratio (trailing 12 months)	58.5%	71.0%	77.5%	60.2%	79.8%
Recurring FAD payout ratio (trailing 12 months)	46.3%	50.6%	50.5%	48.1%	51.6%

Common Shares & Units
Common shares outstanding	100,164	100,081	99,975	99,659	99,590
Units outstanding	4,504	4,001	3,746	3,875	3,907
Total common shares and units outstanding	104,668	104,082	103,721	103,534	103,497

Weighted average common shares and units outstanding - basic	104,476	104,025	103,587	103,522	103,487
Weighted average common shares and units outstanding - diluted	104,792	104,259	104,055	103,929	103,946

Market Capitalization
Market value of common equity	$11,144,002	$10,083,464	$11,718,399	$11,198,237	$11,373,285
Liquidation value of preferred equity/units	532,460	534,869	512,516	512,516	354,723
Consolidated debt	7,796,092	9,796,167	10,434,748	10,130,502	8,375,984
Consolidated market capitalization	$19,472,554	$20,414,500	$22,665,663	$21,841,255	$20,103,992
SLG portion of JV debt	1,854,131	1,690,200	1,718,031	1,683,320	1,695,340
Combined market capitalization	$21,326,685	$22,104,700	$24,383,694	$23,524,575	$21,799,332

Consolidated debt to market capitalization (1)	40.0%	48.0%	46.0%	46.4%	41.7%
Combined debt to market capitalization (1)	45.2%	52.0%	49.8%	50.2%	46.2%

Consolidated debt service coverage (trailing 12 months)	3.29x	2.88x	2.85x	2.78x	2.63x
Consolidated fixed charge coverage (trailing 12 months)	2.87x	2.52x	2.50x	2.45x	2.33x
Combined debt service coverage (trailing 12 months)	2.90x	2.54x	2.52x	2.47x	2.36x
Combined fixed charge coverage (trailing 12 months)	2.56x	2.25x	2.23x	2.20x	2.10x

(1) Includes the liquidation value of preferred equity/units.

Supplemental Information	9	Second Quarter 2016

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Selected Balance Sheet Data
Real estate assets before depreciation	$15,015,226	$16,550,051	$16,718,324	$16,381,149	$14,059,561
Investments in unconsolidated joint ventures	$1,126,486	$1,146,085	$1,203,858	$1,239,008	$1,262,723
Debt and preferred equity investments	$1,357,181	$1,378,616	$1,670,020	$1,501,619	$1,685,234
Cash and cash equivalents	$276,226	$316,205	$255,399	$244,360	$215,896
Investment in marketable securities	$39,339	$43,915	$45,138	$46,432	$46,251

Total assets	$17,544,223	$19,585,715	$19,727,426	$19,382,712	$17,171,784

Fixed rate & hedged debt	$6,344,936	$6,887,280	$7,232,254	$7,137,994	$5,841,563
Variable rate debt (1)	1,451,155	2,908,887	3,173,494	2,992,508	2,364,421
Total consolidated debt	$7,796,091	$9,796,167	$10,405,748	$10,130,502	$8,205,984
Deferred financing costs, net of amortization	(101,521)	(105,543)	(130,515)	(107,858)	(95,173)
Total consolidated debt, net	$7,694,570	$9,690,624	$10,275,233	$10,022,644	$8,110,811

Total liabilities	$9,008,192	$11,178,777	$11,301,387	$11,005,016	$9,091,261

Fixed rate & hedged debt - including SLG portion of JV debt	$6,998,500	$7,895,076	$8,275,130	$8,085,553	$6,798,495
Variable rate debt - including SLG portion of JV debt (1)	2,651,723	3,591,291	3,848,649	3,728,269	3,102,829
Total combined debt	$9,650,223	$11,486,367	$12,123,779	$11,813,822	$9,901,324

Selected Operating Data
Property operating revenues	$465,425	$391,218	$367,843	$366,719	$345,633
Property operating expenses	(145,755)	(149,502)	(144,077)	(147,909)	(134,486)
Property NOI	$319,670	$241,716	$223,766	$218,810	$211,147
SLG share of property NOI from JVs	40,259	44,671	39,879	38,804	38,640
Total property NOI - combined	$359,929	$286,387	$263,645	$257,614	$249,787
Investment income	44,214	54,737	44,540	49,328	45,191
Other income	107,975	9,489	13,007	16,019	18,250
Marketing general & administrative expenses	(24,484)	(24,032)	(22,734)	(23,475)	(23,200)
EBITDA - combined	$487,634	$326,581	$298,458	$299,486	$290,028

(1) Does not reflect $1.1 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt

Supplemental Information	10	Second Quarter 2016

KEY FINANCIAL DATA Manhattan Properties Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2016		3/31/2016	12/31/2015	9/30/2015	6/30/2015

Selected Operating Data
Property operating revenues	$432,422		$361,584	$338,254	$334,809	$314,960
Property operating expenses	127,057		131,267	124,302	127,382	115,174
Property NOI	$305,365		$230,317	$213,952	$207,427	$199,786
NOI from discontinued operations	—		—	—	—	—
Total property NOI - consolidated	$305,365		$230,317	$213,952	$207,427	$199,786

Other income - consolidated	$95,333		$1,648	$3,088	$7,337	$13,230

SLG share of property NOI from unconsolidated JV	$36,083		$40,714	$36,171	$35,145	$34,150

Portfolio Statistics
Consolidated office buildings in service	25		27	27	26	24
Unconsolidated office buildings in service	6		6	5	6	7
	31		33	32	32	31

Consolidated office buildings in service - square footage	18,368,606		21,003,606	21,003,606	20,700,091	18,533,045
Unconsolidated office buildings in service - square footage	4,244,139		4,244,139	3,024,981	3,328,496	3,476,115
	22,612,745		25,247,745	24,028,587	24,028,587	22,009,160

Quarter end occupancy- same store - combined office (consolidated + JV)	96.5%	(1)	96.2%	96.2%	96.7%	96.6%

Office Leasing Statistics
Total office leases commenced	50		47	42	38	43

Commenced office square footage filling vacancy	37,556		643,979	91,396	56,387	269,446
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	661,197		617,028	299,375	232,629	303,986
Total office square footage commenced	698,753		1,261,007	390,771	289,016	573,432

Average starting cash rent psf - office leases commenced	$67.55		$70.66	$65.48	$70.45	$61.66
Previously escalated cash rent psf - office leases commenced	$60.41		$48.71	$56.80	$55.57	$52.94
Increase in new cash rent over previously escalated cash rent (2)	11.8%		45.1%	15.3%	26.8%	16.5%
Average lease term	6.8		13.0	9.1	7.8	11.3
Tenant concession packages psf	$20.64		$57.64	$23.70	$39.44	$54.43
Free rent months	2.6		7.5	4.1	3.7	6.2

(1) Manhattan same-store occupancy, inclusive of 194,733 square feet of leases signed but not yet commenced, is 97.4% as of June 30, 2016, as compared to 97.1% at June 30, 2015 and 97.4% at March 31, 2016.

(2) Calculated on space that was occupied within the previous 12 months

Supplemental Information	11	Second Quarter 2016

KEY FINANCIAL DATA Suburban Properties Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2016		3/31/2016	12/31/2015	9/30/2015	6/30/2015

Selected Operating Data
Property operating revenues	$28,276		$27,934	$29,897	$30,231	$29,355
Property operating expenses	14,838		14,891	16,247	16,221	16,045
Property NOI	$13,438		$13,043	$13,650	$14,010	$13,310
NOI from discontinued operations	—		—	—	—	—
Total property NOI - consolidated	$13,438		$13,043	$13,650	$14,010	$13,310

Other income - consolidated	$624		$759	$80	$240	$395

SLG share of property NOI from unconsolidated JV	$228		$647	$409	$271	$1,301

Portfolio Statistics
Consolidated office buildings in service	26		26	26	28	28
Unconsolidated office buildings in service	2		2	3	3	5
	28		28	29	31	33

Consolidated office buildings in service - square footage	4,235,300		4,235,300	4,235,300	4,450,400	4,450,400
Unconsolidated office buildings in service - square footage	640,000		640,000	705,641	705,641	1,287,741
	4,875,300		4,875,300	4,940,941	5,156,041	5,738,141

Quarter end occupancy- same store - combined office (consolidated + JV)	82.1%	(1)	83.4%	80.6%	81.7%	81.9%

Office Leasing Statistics
Total office leases commenced	19		34	30	19	32

Commenced office square footage filling vacancy	63,105		112,469	43,516	59,812	111,895
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	104,704		203,690	167,798	80,403	102,088
Total office square footage commenced	167,809		316,159	211,314	140,215	213,983

Average starting cash rent psf - office leases commenced	$38.42		$37.66	$32.16	$33.64	$36.28
Previously escalated cash rent psf - office leases commenced	$37.46		$35.84	$31.58	$35.48	$36.72
Increase/(decrease) in new cash rent over previously escalated cash rent (2)	2.8%		5.1%	1.8%	(5.2)%	(1.2)%
Average lease term	9.4		6.7	5.9	6.4	8.0
Tenant concession packages psf	$36.77		$30.61	$25.56	$30.19	$31.92
Free rent months	8.8		5.4	3.4	5.1	6.0

(1) Suburban same-store occupancy, inclusive of 38,815 square feet of leases signed but not yet commenced, is 83.0% as of June 30, 2016, as compared to 83.6% at June 30, 2015 and 84.0% at March 31, 2016.

(2) Calculated on space that was occupied within the previous 12 months

Supplemental Information	12	Second Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,108,821	$4,115,982	$4,779,159	$4,689,031	$3,756,488
Building and improvements	9,362,614	9,334,385	10,423,739	10,079,151	8,397,117
Building leasehold and improvements	1,435,255	1,431,238	1,431,259	1,425,299	1,424,822
Properties under capital lease	47,445	47,445	47,445	47,445	27,445
	14,954,135	14,929,050	16,681,602	16,240,926	13,605,872
Less: accumulated depreciation	(2,166,059)	(2,100,109)	(2,060,706)	(1,979,824)	(2,081,646)
Net real estate	12,788,076	12,828,941	14,620,896	14,261,102	11,524,226

Other real estate investments:
Investment in unconsolidated joint ventures	1,126,486	1,146,085	1,203,858	1,239,008	1,262,723
Debt and preferred equity investments, net (1)	1,357,181	1,378,616	1,670,020	1,501,619	1,685,234

Assets held for sale, net	39,642	1,891,575	34,981	117,885	420,569
Cash and cash equivalents	276,226	316,205	255,399	244,360	215,896
Restricted cash	166,905	179,938	233,578	279,592	128,234
Investment in marketable securities	39,339	43,915	45,138	46,432	46,251
Tenant and other receivables, net of $18,728 reserve at 6/30/16	57,551	55,441	63,491	66,896	64,873
Related party receivables	13,059	15,148	10,650	11,089	11,395
Deferred rents receivable, net of reserve for
tenant credit loss of $22,917 at 6/30/16	443,981	428,334	498,776	467,627	433,999
Deferred costs, net	256,303	246,503	239,920	235,079	233,664
Other assets	979,474	1,055,014	850,719	912,023	1,144,720

Total Assets	$17,544,223	$19,585,715	$19,727,426	$19,382,712	$17,171,784

(1) Excludes debt and preferred equity investments totaling $310.8 million with a weighted average current yield of 7.8% that are included in other balance sheet line items.

Supplemental Information	13	Second Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Liabilities
Mortgages and other loans payable	$5,608,400	$5,671,700	$6,992,504	$6,865,383	$5,287,934
Term loan and senior unsecured notes	2,070,341	2,067,117	2,319,244	2,216,120	2,113,050
Revolving credit facility	285,000	775,000	994,000	949,000	705,000
Deferred Financing costs	(101,521)	(105,543)	(130,515)	(107,858)	(95,173)
Total debt, net of deferred financing costs	7,862,220	8,408,274	10,175,233	9,922,645	8,010,811
Accrued interest	36,378	36,941	42,406	43,632	39,621
Other liabilities	243,011	247,950	168,477	160,592	121,567
Accounts payable and accrued expenses	189,690	168,322	196,213	173,228	147,028
Deferred revenue	384,145	414,686	399,102	428,334	337,571
Capitalized lease obligations	41,751	41,554	41,360	41,171	21,013
Deferred land lease payable	2,236	2,010	1,783	1,557	1,387
Dividends and distributions payable	80,555	80,038	79,790	67,109	66,026
Security deposits	68,199	67,001	68,023	66,654	67,985
Liabilities related to assets held for sale	7	1,612,001	29,000	94	178,252
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	9,008,192	11,178,777	11,301,387	11,005,016	9,091,261

Noncontrolling interest in operating partnership
(4,504 units outstanding) at 6/30/16	486,452	407,046	424,206	423,421	431,418
Preferred Units	302,460	304,869	282,516	282,516	124,723

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 100,252
issued and outstanding at 6/30/16, including 87 shares held in treasury	1,003	1,002	1,001	998	996
Additional paid–in capital	5,466,593	5,451,787	5,439,735	5,268,379	5,245,575
Treasury stock	(10,000)	(10,000)	(10,000)	(10,000)	—
Accumulated other comprehensive loss	(16,558)	(17,222)	(8,749)	(15,821)	(10,906)
Retained earnings	1,655,320	1,620,669	1,643,546	1,772,833	1,657,911
Total SL Green Realty Corp. stockholders' equity	7,318,290	7,268,168	7,287,465	7,238,321	7,115,508

Noncontrolling interest in other partnerships	428,829	426,855	431,852	433,438	408,874

Total equity	7,747,119	7,695,023	7,719,317	7,671,759	7,524,382

Total Liabilities and Equity	$17,544,223	$19,585,715	$19,727,426	$19,382,712	$17,171,784

Supplemental Information	14	Second Quarter 2016

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2016	2015	2016	2016	2015
Revenues
Rental revenue, net	$416,809	$304,226	$345,607	$762,416	$607,555
Escalation and reimbursement revenues	48,616	41,407	45,611	94,227	82,376
Investment income	44,214	45,191	54,737	98,951	87,260
Other income	107,975	18,250	9,489	117,464	28,182
Total Revenues, net	617,614	409,074	455,444	1,073,058	805,373

Equity in net income from unconsolidated joint ventures	5,841	2,994	10,096	15,937	7,024
Loss on early extinguishment of debt	—	—	—	—	(49)

Expenses
Operating expenses	75,324	70,114	79,520	154,844	146,891
Ground rent	8,307	8,086	8,308	16,615	16,274
Real estate taxes	62,124	56,286	61,674	123,798	112,009
Transaction related costs	2,115	3,067	1,279	3,394	4,210
Marketing, general and administrative	24,484	23,200	24,032	48,516	48,664
Total Operating Expenses	172,354	160,753	174,813	347,167	328,048

Operating Income	451,101	251,315	290,727	741,828	484,300

Interest expense, net of interest income	89,089	75,746	94,672	183,761	151,553
Amortization of deferred financing costs	7,433	5,952	7,932	15,365	12,567
Depreciation and amortization	425,042	199,565	179,308	604,350	307,902
Loss on equity investment in marketable securities	83	—	—	83	—

(Loss) Income from Continuing Operations (1)	(70,546)	(29,948)	8,815	(61,731)	12,278

Income from discontinued operations	—	—	—	—	427
Gain on sale of real estate and discontinued operations	196,580	—	13,773	210,353	12,983
Equity in net gain (loss) on sale of joint venture interest / real estate	33,448	769	9,915	43,363	769
Depreciable real estate reserves	(10,387)	—	—	(10,387)	—
Net Income	149,095	(29,179)	32,503	181,598	26,457

Net income attributable to noncontrolling interests	(9,021)	(5,049)	(2,896)	(11,917)	(12,719)
Dividends on preferred units	(2,880)	(1,140)	(2,648)	(5,528)	(2,091)

Net Income Attributable to SL Green Realty Corp	137,194	(35,368)	26,959	164,153	11,647

Dividends on perpetual preferred shares	(3,737)	(3,738)	(3,738)	(7,475)	(7,476)

Net Income Attributable to Common Stockholders	$133,457	$(39,106)	$23,221	$156,678	$4,171

Earnings per Share - Net income per share (basic)	$1.33	$(0.39)	$0.23	$1.57	$0.04
Earnings per share - Net income per share (diluted)	$1.33	$(0.39)	$0.23	$1.56	$0.04
(1) Before gains on sale and equity in net gains (losses) shown below

Supplemental Information	15	Second Quarter 2016

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2016	2015	2016	2016	2015
Funds from Operations
Net Income Attributable to Common Stockholders	$133,457	$(39,106)	$23,221	$156,678	$4,171

Depreciation and amortization	425,042	199,565	179,308	604,350	307,902
Joint ventures depreciation and noncontrolling interests adjustments	8,328	4,435	10,514	18,842	13,057
Net income attributable to noncontrolling interests	9,021	5,049	2,896	11,917	12,719
Gain on sale of real estate and discontinued operations	(196,580)	—	(13,773)	(210,353)	(12,983)
Equity in net loss (gain) on sale of joint venture property / real estate	(33,448)	(769)	(9,915)	(43,363)	(769)
Depreciable Real Estate Reserves	10,387	—	—	10,387	—
Non-real estate depreciation and amortization	(500)	(500)	(496)	(996)	(1,025)
Funds From Operations	$355,707	$168,674	$191,755	$547,462	$323,072

Funds From Operations - Basic per Share	$3.40	$1.63	$1.84	$5.25	$3.14

Funds From Operations - Diluted per Share	$3.39	$1.62	$1.84	$5.24	$3.12

Funds Available for Distribution
FFO	$355,707	$168,674	$191,755	$547,462	$323,072

Non real estate depreciation and amortization	500	500	496	996	1,025
Amortization of deferred financing costs	7,433	5,952	7,932	15,365	12,567
Non-cash deferred compensation	10,293	10,701	14,277	24,570	29,578
FAD adjustment for Joint Ventures	(5,874)	(2,357)	(5,827)	(11,701)	(11,047)
FAD adjustment for discontinued operations	—	—	—	—	5
Straight-line rental income and other non cash adjustments	(105,387)	(36,127)	(29,704)	(135,091)	(80,018)
Second cycle tenant improvements	(34,672)	(26,299)	(10,128)	(44,800)	(35,675)
Second cycle leasing commissions	(8,072)	(10,671)	(8,871)	(16,943)	(16,509)
Revenue enhancing recurring CAPEX	(1,098)	(1,423)	(233)	(1,331)	(1,637)
Non-revenue enhancing recurring CAPEX	(13,683)	(9,160)	(3,688)	(17,371)	(13,978)

Reported Funds Available for Distribution	$205,147	$99,790	$156,009	$361,156	$207,383
Diluted per Share	$1.96	$0.96	$1.50	$3.45	$2.01

1515 Broadway - Viacom capital contribution	$8,996	$9,391	$481	$9,477	$14,530
388-390 Greenwich - Citi capital contribution	$—	$5,542	$—	$—	$5,542
388-390 Greenwich - free rent	$—	$20,459	$—	$—	$40,918

Recurring Funds Available for Distribution	$214,143	$135,182	$156,490	$370,633	$268,373
Diluted per Share	$2.04	$1.30	$1.50	$3.55	$2.59

First cycle tenant improvements	$8,090	$7,530	$4,323	$12,413	$10,336
First cycle leasing commissions	$7,078	$3,818	$3,183	$10,261	$4,150
Redevelopment costs	$61,594	$18,316	$16,753	$78,347	$24,973
Capitalized interest	$5,433	$7,528	$6,618	$12,051	$15,967

Supplemental Information	16	Second Quarter 2016

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2015	$221,932	$1,001	$5,439,735	$(10,000)	$1,643,546	$431,852	$(8,749)	$7,719,317

Net Income attributable to SL Green					164,153	5,409		169,562
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.44 per common share)					(143,998)			(143,998)
Cash distributions to noncontrolling interests						(9,866)		(9,866)
Other comprehensive income - unrealized loss on derivative instruments							(1,372)	(1,372)
Other comprehensive income - SLG's share of joint venture net
unrealized loss on derivative instruments							(5,599)	(5,599)
Other comprehensive income - unrealized loss on marketable securities							(838)	(838)
Proceeds from stock options exercised		1	4,342					4,343
DRSPP proceeds			89					89
Conversion of units of the Operating Partnership to common stock		1	11,794					11,795
Contributions to consolidated joint venture						1,434		1,434
Reallocation of noncontrolling interests in the Operating Partnership					(906)			(906)
Reallocation of capital account relating to sale								—
Issuance of common stock			(40)					(40)
Deferred compensation plan and stock awards, net			(2,150)					(2,150)
Amortization of deferred compensation plan			12,823					12,823
Balance at June 30, 2016	$221,932	$1,003	$5,466,593	$(10,000)	$1,655,320	$428,829	$(16,558)	$7,747,119

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2015	99,975,238	3,745,766	—	103,721,004	—	103,721,004

YTD share activity	189,120	758,446	—	947,566	—	947,566
Share Count at June 30, 2016 - Basic	100,164,358	4,504,212	—	104,668,570	—	104,668,570

Weighting factor	(71,392)	(346,443)	282,417	(135,418)	—	(135,418)
Weighted Average Share Count at June 30, 2016 - Diluted	100,092,966	4,157,769	282,417	104,533,152	—	104,533,152

Supplemental Information	17	Second Quarter 2016

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2016		March 31, 2016		December 31, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,672,348	$695,932	$1,565,697	$682,896	$1,609,720	$716,021
Building and improvements	5,381,439	1,999,579	4,948,597	1,914,246	5,044,397	2,042,794
Building leasehold and improvements	44,029	22,014	39,497	19,748	32,726	16,363
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	7,287,374	2,812,304	6,743,349	2,711,669	6,876,401	2,869,957
Less: accumulated depreciation	(776,599)	(297,563)	(744,657)	(285,205)	(753,933)	(307,639)
Net real estate	6,510,775	2,514,741	5,998,692	2,426,464	6,122,468	2,562,318

Cash and cash equivalents	180,336	62,835	112,181	47,599	164,973	59,701
Restricted cash	101,794	28,897	90,180	32,475	93,591	28,748
Debt and preferred equity investments, net	304,901	202,544	284,014	191,849	145,878	145,878
Tenant and other receivables, net of $5,441 reserve at 6/30/2016, of which $2,338 is SLG's share.	32,786	13,514	31,817	14,499	30,059	13,033
Deferred rents receivables, net of $5,999 reserve for tenant credit loss (of which $2,591 is SLG's	189,557	81,996	180,672	77,325	178,743	79,985
share) at 6/30/2016
Deferred costs, net	111,928	45,926	116,278	48,176	108,727	47,041
Other assets	125,438	52,610	142,189	58,266	139,747	63,242
Total Assets	$7,557,515	$3,003,063	$6,956,023	$2,896,653	$6,984,186	$2,999,946

Liabilities and Equity
Mortgage loans payable, net of deferred financing costs of $109,083 at 6/30/2016	$4,922,493	$1,819,430	4,319,655	1,672,002	$4,266,548	$1,702,057
Accrued interest	11,459	4,287	11,410	5,076	9,804	4,201
Other liabilities	12,202	7,289	6,873	4,148	5,438	4,404
Accounts payable and accrued expenses	95,239	36,339	87,357	34,432	87,736	38,911
Deferred revenue	200,672	91,132	206,143	93,667	209,095	94,110
Capitalized lease obligations	184,590	92,295	183,882	91,941	183,189	91,594
Security deposits	30,449	9,527	27,694	8,709	27,898	8,957
Equity	2,100,411	942,764	2,113,009	986,678	2,194,478	1,055,712
Total Liabilities and Equity	$7,557,515	$3,003,063	$6,956,023	$2,896,653	$6,984,186	$2,999,946

Supplemental Information	18	Second Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2016		March 31, 2016		June 30, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$135,799	$51,377	$139,775	$52,540	$124,307	$46,664
Escalation and reimbursement revenues	9,180	3,752	8,229	3,178	9,041	3,910
Investment income	6,710	4,108	9,300	5,899	8,877	5,783
Other income	(114)	(155)	5,208	2,648	1,310	623
Total Revenues, net	$151,575	$59,082	$162,512	$64,265	$143,535	$56,980

Expenses
Operating expenses	$27,166	$8,618	$27,254	$9,329	$26,345	$9,175
Ground rent	3,715	1,857	3,211	1,606	2,572	1,286
Real estate taxes	24,332	8,348	24,210	8,659	22,335	7,879
Total Operating Expenses	$55,213	$18,823	$54,675	$19,594	$51,252	$18,340

NOI	$96,362	$40,259	$107,837	$44,671	$92,283	$38,640
Cash NOI	$90,239	$35,840	$91,089	$37,288	$86,611	$33,050

Transaction related costs, net of recoveries	$—	$—	$—	$—	$3	$3
Interest expense, net of interest income	46,351	17,391	49,736	17,259	51,715	18,259
Amortization of deferred financing costs	7,276	2,136	3,236	1,296	3,145	1,344
Depreciation and amortization	37,294	14,910	37,851	14,903	37,894	15,494
Loss on early extinguishment of debt	—	—	1,606	972	—	—

Net Income	$5,441	$5,822	$15,408	$10,241	$(474)	$3,540

Real estate depreciation	37,234	14,909	37,789	14,902	37,816	15,484
FFO Contribution	$42,675	$20,731	$53,197	$25,143	$37,342	$19,024

FAD Adjustments:
Non real estate depreciation and amortization	$7,337	$2,137	$3,297	$1,298	$3,223	$1,354
Straight-line rental income and other non-cash adjustments	(12,391)	(6,059)	(13,590)	(5,613)	(9,793)	(5,042)
Second cycle tenant improvement	(2,263)	(1,175)	(1,378)	(724)	(4,099)	(1,837)
Second cycle leasing commissions	(582)	(142)	(1,003)	(544)	(1,238)	(731)
Recurring CAPEX	(1,142)	(635)	(447)	(244)	(1,563)	(831)
FAD Adjustment	$(9,041)	$(5,874)	$(13,121)	$(5,827)	$(13,470)	$(7,087)

First cycle tenant improvement	$19,660	$9,009	$10,535	$2,903	$8,913	$4,367
First cycle leasing commissions	$2,487	$1,071	$10,505	$5,282	$9,533	$4,356
Redevelopment costs	$7,182	$4,794	$15,361	$5,275	$27,093	$12,667
Capitalized interest	$6,519	$3,491	$6,104	$3,285	$8,427	$4,215

Supplemental Information	19	Second Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended June 30, 2016		Six Months Ended June 30, 2015

	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$275,574	$103,917	$234,449	$90,097
Escalation and reimbursement revenues	17,409	6,930	17,587	7,537
Investment income	16,010	10,007	17,599	11,473
Other income	5,094	2,493	2,816	1,337
Total Revenues, net	$314,087	$123,347	$272,451	$110,444

Expenses
Operating expenses	$54,420	$17,947	$51,831	$18,909
Ground rent	6,926	3,463	5,164	2,582
Real estate taxes	48,542	17,007	41,711	15,259
Total Operating Expenses	$109,888	$38,417	$98,706	$36,750

NOI	$204,199	$84,930	$173,745	$73,694
Cash NOI	$181,328	$73,128	$160,901	$63,583

Transaction related costs, net of recoveries	$—	$—	$11	$10
Interest expense, net of interest income	96,087	34,650	95,722	33,514
Amortization of deferred financing costs	10,512	3,432	6,155	2,665
Depreciation and amortization	75,145	29,813	70,878	29,354
Loss on early extinguishment of debt	1,606	972	833	407

Net Income	$20,849	$16,063	$146	$7,744

Real estate depreciation	75,023	29,810	70,750	29,335
FFO Contribution	$95,872	$45,873	$70,896	$37,079

FAD Adjustments:
Non real estate depreciation and amortization	$10,634	$3,435	$6,283	$2,685
Straight-line rental income and other non-cash adjustments	(25,981)	(11,672)	(17,291)	(8,501)
Second cycle tenant improvement	(3,641)	(1,899)	(5,854)	(2,588)
Second cycle leasing commissions	(1,585)	(686)	(3,481)	(1,680)
Recurring CAPEX	(1,589)	(879)	(1,817)	(963)
FAD Adjustment	$(22,162)	$(11,701)	$(22,160)	$(11,047)

First cycle tenant improvement	$30,195	$11,912	$12,121	$5,833
First cycle leasing commissions	$12,992	$6,353	$20,865	$10,079
Redevelopment costs	$22,543	$10,069	$57,823	$27,081
Capitalized interest	$12,623	$6,776	$20,735	$10,253

Supplemental Information	20	Second Quarter 2016

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charge Coverage - Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2016	2015	2016	2016	2015
Net Operating Income (1)

NOI	$316,061	$211,147	$239,693	$555,754	$414,757
NOI from discontinued operations	—	—	—	—	488
Total NOI - consolidated	316,061	211,147	239,693	555,754	415,245
SLG share of property NOI from unconsolidated JVs	40,259	38,640	44,671	84,930	73,694
Combined NOI	$356,320	$249,787	$284,364	$640,684	$488,939
Partners' share of NOI - consolidated JVs	(9,068)	(9,219)	(8,568)	(17,636)	(18,003)
NOI - SLG share	$347,252	$240,568	$275,796	$623,048	$470,936

NOI	$356,320	$249,787	$284,364	$640,684	$488,939
Free rent (net of amortization)	52,341	(25,067)	10,249	62,590	(47,540)
Net FAS 141 adjustment	(157,703)	(8,903)	(35,637)	(193,340)	(23,446)
Straightline revenue adjustment	(5,349)	(12,494)	(16,627)	(21,976)	(25,896)
Allowance for S/L tenant credit loss	301	(71)	1,665	1,966	(983)
Ground lease straight-line adjustment	912	705	817	1,729	1,410
Combined Cash NOI	$246,822	$203,957	$244,831	$491,653	$392,484
Partners' share of NOI - consolidated JVs	(7,284)	(5,713)	(6,861)	(14,145)	(13,328)
Cash NOI - SLG share	$239,538	$198,244	$237,970	$477,508	$379,156

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$88,459	$75,746	$96,718	$185,177	$151,662
Principal amortization payments	7,910	7,530	7,994	15,904	15,196
Total Consolidated Debt Service	$96,369	$83,276	$104,712	$201,081	$166,858

Payments under ground lease arrangements	$7,698	$7,592	$7,700	$15,398	$15,286
Dividends on preferred units	2,880	1,140	2,648	5,528	2,091
Dividends on perpetual preferred shares	3,737	3,738	3,738	7,475	7,476
Total Consolidated Fixed Charges	$110,684	$95,746	$118,798	$229,482	$191,711

(1) Includes the operating income of SL Green Management Corp. and Eemerge 212. Excludes lease termination income and the activity of 885 Third Avenue which was sold but did not meet the criteria for sale accounting and remains consolidated.

Supplemental Information	21	Second Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$263,316	$254,219	3.6%	$258,395	$521,711	$498,050	4.8%
	Escalation & reimbursement revenues	42,796	39,536	8.2%	40,711	83,507	78,534	6.3%
	Other income	1,537	13,597	(88.7)%	2,026	3,563	15,110	(76.4)%
	Total Revenues	$307,649	$307,352	0.1%	$301,132	$608,781	$591,694	2.9%
Expenses
	Operating expenses	63,081	$63,493	(0.6)%	$67,780	$130,861	$133,239	(1.8)%
	Ground rent	8,328	8,276	0.6%	8,328	16,655	16,655	0.0%
	Real estate taxes	57,355	53,760	6.7%	57,237	114,592	106,852	7.2%
		$128,764	$125,529	2.6%	$133,345	$262,108	$256,746	2.1%

	Operating Income	$178,885	$181,823	(1.6)%	$167,787	$346,673	$334,948	3.5%

	Interest expense & amortization of financing costs	$44,976	$41,148	9.3%	$44,519	$89,495	$83,078	7.7%
	Depreciation & amortization	79,811	79,118	0.9%	79,422	159,233	156,310	1.9%

	Income before noncontrolling interest	$54,098	$61,557	(12.1)%	$43,846	$97,945	$95,560	2.5%
Plus:	Real estate depreciation & amortization	79,740	79,049	0.9%	79,353	159,093	156,154
	FFO Contribution	$133,838	$140,606	(4.8)%	$123,199	$257,038	$251,714	2.1%

Less:	Non–building revenue	746	307	143.0%	384	1,129	782	44.4%

Plus:	Interest expense & amortization of financing costs	44,976	41,148	9.3%	44,519	89,495	83,078	7.7%
	Non-real estate depreciation	71	69	2.9%	69	140	156	(10.3)%
	NOI	$178,139	$181,516	(1.9)%	$167,403	$345,544	$334,166	3.4%

Cash Adjustments
Less:	Free rent (net of amortization)	444	3,350	(86.7)%	885	1,330	5,540	(76.0)%
	Straightline revenue	8,347	16,279	(48.7)%	8,285	16,632	21,826	(23.8)%
	Rental income - FAS 141	3,792	4,996	(24.1)%	3,741	7,532	7,815	(3.6)%
Plus:	Ground lease straight-line adjustment	467	472	(1.1)%	467	935	944	(1.0)%
	Allowance for S/L tenant credit loss	247	(688)	(135.9)%	1,665	1,912	(1,608)	(218.9)%
	Cash NOI	$166,270	$156,675	6.1%	$156,624	$322,897	$298,321	8.2%

Operating Margins
	NOI to real estate revenue, net	58.0%	59.2%		55.4%	56.7%	56.7%
	Cash NOI to real estate revenue, net	54.1%	51.1%		51.8%	53.0%	50.6%

	NOI before ground rent/real estate revenue, net	60.7%	62.0%		58.1%	59.4%	59.5%
	Cash NOI before ground rent/real estate revenue, net	56.7%	53.7%		54.4%	55.6%	53.3%

Supplemental Information	22	Second Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$28,049	$26,721	5.0%	$28,565	$56,614	$53,503	5.8%
	Escalation & reimbursement revenues	2,297	2,163	6.2%	2,166	4,462	4,262	4.7%
	Other income	255	196	30.1%	226	481	3	15,933%
	Total Revenues	$30,601	$29,080	5.2%	$30,957	$61,557	$57,768	6.6%
Expenses
	Operating expenses	$4,378	$4,550	(3.8)%	$4,684	$9,063	$9,376	(3.3)%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	4,324	4,119	5.0%	4,414	8,738	8,235	6.1%
		$8,702	$8,669	0.4%	$9,098	$17,801	$17,611	1.1%

	Operating Income	$21,899	$20,411	7.3%	$21,859	$43,756	$40,157	9.0%

	Interest expense & amortization of financing costs	$9,675	$8,025	20.6%	$8,878	$18,552	$15,354	20.8%
	Depreciation & amortization	9,033	8,833	2.3%	8,888	17,922	17,634	1.6%

	Income before noncontrolling interest	$3,191	$3,553	(10.2)%	$4,093	$7,282	$7,169	1.6%
Plus:	Real estate depreciation & amortization	9,033	8,833	2.3%	8,888	17,922	17,633	1.6%
	FFO Contribution	$12,224	$12,386	(1.3)%	$12,981	$25,204	$24,802	1.6%

Less:	Non–building revenue	60	32	87.5%	63	122	91	34.1%

Plus:	Interest expense & amortization of financing costs	9,675	8,025	20.6%	8,878	18,552	15,354	20.8%
	Non-real estate depreciation	—	—	—%	—	—	1	(100.0)%
	NOI	$21,839	$20,379	7.2%	$21,796	$43,634	$40,066	8.9%

Cash Adjustments
Less:	Free rent (net of amortization)	866	694	24.8%	703	1,569	1,152	36.2%
	Straightline revenue adjustment	723	966	(25.2)%	1,303	2,026	1,949	4.0%
	Rental income - FAS 141	391	439	(10.9)%	391	782	963	(18.8)%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	—	(117)	(100.0)%	—	—	(117)	(100.0)%
	Cash NOI	$19,859	$18,163	9.3%	$19,399	$39,257	$35,885	9.4%

Operating Margins
	NOI to real estate revenue, net	71.5%	70.4%		70.6%	71.0%	69.6%
	Cash NOI to real estate revenue, net	65.0%	62.8%		62.8%	63.9%	62.3%

	NOI before ground rent/real estate revenue, net	71.5%	70.4%		70.6%	71.0%	69.6%
	Cash NOI before ground rent/real estate revenue, net	65.0%	62.8%		62.8%	63.9%	62.3%

Supplemental Information	23	Second Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$291,365	$280,940	3.7%	$286,960	$578,325	$551,553	4.9%
	Escalation & reimbursement revenues	45,093	41,699	8.1%	42,877	87,969	82,796	6.2%
	Other income	1,792	13,793	(87.0)%	2,252	4,044	15,113	(73.2)%
	Total Revenues	$338,250	$336,432	0.5%	$332,089	$670,338	$649,462	3.2%
Expenses
	Operating expenses	$67,459	$68,043	(0.9)%	$72,464	$139,924	$142,615	(1.9)%
	Ground rent	8,328	8,276	0.6%	8,328	16,655	16,655	—%
	Real estate taxes	61,679	57,879	6.6%	61,651	123,330	115,087	7.2%
		$137,466	$134,198	2.4%	$142,443	$279,909	$274,357	2.0%

	Operating Income	$200,784	$202,234	(0.7)%	$189,646	$390,429	$375,105	4.1%

	Interest expense & amortization of financing costs	$54,651	$49,173	11.1%	$53,397	$108,047	$98,432	9.8%
	Depreciation & amortization	88,844	87,951	1.0%	88,310	177,155	173,944	1.8%

	Income before noncontrolling interest	$57,289	$65,110	(12.0)%	$47,939	$105,227	$102,729	2.4%
Plus:	Real estate depreciation & amortization	88,773	87,882	1.0%	88,241	177,015	173,787	1.9%
	FFO Contribution	$146,062	$152,992	(4.5)%	$136,180	$282,242	$276,516	2.1%

Less:	Non–building revenue	806	339	137.8%	447	1,251	873	43.3%

Plus:	Interest expense & amortization of financing costs	54,651	49,173	11.1%	53,397	108,047	98,432	100.0%
	Non-real estate depreciation	71	69	2.9%	69	140	157	(10.8)%
	NOI	$199,978	$201,895	(0.9)%	$189,199	$389,178	$374,232	4.0%

Cash Adjustments
Less:	Free rent (net of amortization)	1,310	4,044	(67.6)%	1,588	2,899	6,692	(56.7)%
	Straightline revenue adjustment	9,070	17,245	(47.4)%	9,588	18,658	23,775	(21.5)%
	Rental income - FAS 141	4,183	5,435	(23.0)%	4,132	8,314	8,778	(5.3)%
Plus:	Ground lease straight-line adjustment	467	472	(1.1)%	467	935	944	(1.0)%
	Allowance for S/L tenant credit loss	247	(805)	(130.7)%	1,665	1,912	(1,725)	(210.8)%
	Cash NOI	$186,129	$174,838	6.5%	$176,023	$362,154	$334,206	8.4%

Operating Margins
	NOI to real estate revenue, net	59.2%	60.2%		56.8%	58.0%	57.9%
	Cash NOI to real estate revenue, net	55.1%	52.1%		52.8%	54.0%	51.7%

	NOI before ground rent/real estate revenue, net	61.7%	62.7%		59.3%	60.5%	60.4%
	Cash NOI before ground rent/real estate revenue, net	57.4%	54.5%		55.2%	56.3%	54.1%

Supplemental Information	24	Second Quarter 2016

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2016	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	6/30/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
1-6 Landmark Square	100.0	$78,681	4.00%	$1,626	Dec-16		$77,936	—	Open
FHLB Facility	100.0	105,000	1.03%	—	Jan-17		105,000	—	Open
FHLB Facility	100.0	100,000	0.80%	—	Jan-17		100,000	—	Open
485 Lexington Avenue	100.0	450,000	5.61%	—	Feb-17		450,000	—	Open
762 Madison Avenue (swapped)	90.0	7,784	3.86%	178	Feb-17		7,679	—	Open
1 Madison Avenue	100.0	530,876	5.91%	25,010	May-20		404,531	—	Open
100 Church Street	100.0	223,294	4.68%	3,653	Jul-22		197,784	—	Open
919 Third Avenue	51.0	500,000	5.12%	3,566	Jun-23		441,594	—	Open
400 East 57th Street	90.0	66,998	4.13%	1,194	Feb-24		48,588	—	Open
400 East 58th Street	90.0	28,713	4.13%	512	Feb-24		20,823	—	Open
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	100.0	896,248	3.93%	11,469	Mar-25		737,436	—	Open
11 Madison Avenue	100.0	1,400,000	3.84%	—	Sep-25		1,400,000	—	Mar-25
		$4,687,594	4.33%	$47,208			$4,264,120
Unsecured fixed rate debt
Convertible notes		$327,489	3.00%	$—	Oct-17		$345,000	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,845	5.00%	—	Aug-18		250,000	—	Open
Term loan (swapped)		500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Convertible notes		10,008	3.00%	—	Mar-27	(3)	10,008	—	Mar-17
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,657,342	4.10%	$—			$1,675,008

Total Fixed Rate Debt/Wtd Avg		$6,344,936	4.27%	$47,208			$5,939,128
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 310 bps)		$134,259	3.57%	$—	Jul-16		$134,259	—	Open
FHLB Facility (LIBOR + 28 bps)		24,000	0.75%	—	Dec-16		24,000	—	Open
600 Lexington (LIBOR + 200 bps)	100.0	110,857	2.65%	3,810	Oct-17		106,219	—	Open
719 Seventh Avenue (LIBOR + 305 bps)	75.0	27,514	3.49%	—	Feb-18		27,514	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.16%	—	May-18		58,000	—	Open
1080 Amsterdam (LIBOR + 375 bps)	92.5	3,525	4.22%	—	Nov-18		3,525	—	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.07%	—	Oct-20		275,000	—	Open
		$633,155	2.61%	$3,810			$628,517
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)		$285,000	1.72%	$—	Mar-19		$285,000	Mar-20	Open
Term loan (LIBOR + 140 bps)		433,000	1.87%	—	Jun-19		433,000	—	Open
Junior subordinated deferrable interest debentures (LIBOR + 125 bps)		100,000	1.90%	—	Jul-35		100,000	—	Open
		$818,000	1.82%	$—			$818,000

Total Floating Rate Debt/Wtd Avg		$1,451,155	2.16%	$3,810			$1,446,517

Total Debt/Wtd Avg - Consolidated		$7,796,091	3.88%	$51,018			$7,385,645
885 Third Avenue (4)		267,650	6.26%
Deferred financing costs		(101,521)
Total Debt/Wtd Avg - Consolidated, net		$7,962,220	3.95%

Total Debt/Wtd Avg - Joint Venture, net		$1,819,430	3.41%

Total Debt including SLG's share of JV Debt/Wtd Avg		$9,917,873	3.67%
Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$14,700,671	3.81%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.					(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.
(2) The interest rate swap matures in December 2017.					(4) 885 Third Avenue was sold but did not meet the criteria for sale accounting and, therefore, remains consolidated.

Supplemental Information	25	Second Quarter 2016

DEBT SUMMARY SCHEDULE Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2016	Initial		Principal	As-Of
	Ownership	6/30/2016				Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment
1745 Broadway	56.9	$340,000	$193,358	5.68%		$—	Jan-17		$193,358	—	Open
521 Fifth Avenue (swapped)	50.5	170,000	85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Open
800 Third Avenue (swapped)	60.5	177,000	107,120	3.17%		—	Feb-26		107,120	—	Open
Stonehenge Portfolio	Various	364,249 (2)	20,676	4.19%		454	Various	(2)	18,716	—	Open

Total Fixed Rate Debt/Wtd Avg		$2,068,577	$653,564	4.34%	(3)	$454			$651,604
Floating rate debt
650 Fifth Avenue (LIBOR + 350 bps)	50.0	$65,000	$32,500	3.97%		$—	Oct-16		$32,500	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	4.50%		—	Dec-16		38,000	—	Open
10 East 53rd Street (LIBOR + 250 bps)	55.0	125,000	68,750	2.97%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 240 bps)	50.0	275,000	137,500	2.89%		—	Apr-17		137,500	—	Open
1552 Broadway (LIBOR + 420 bps)	50.0	185,410	92,705	4.64%		—	Apr-17	(4)	92,705	—	Open
55 West 46th Street (LIBOR + 227 bps)	25.0	151,536	37,884	2.77%		—	Oct-17		37,884	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	75,799	8,846	4.62%		—	Mar-18		8,846	—	Open
280 Park Avenue (LIBOR + 200 bps)	50.0	900,000	450,000	2.47%		—	Jun-19		450,000	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	1.97%		—	Nov-19		7,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.02%		—	Aug-20		28,200	—	Aug-16
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.92%		—	Jan-21		6,900	—	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.22%		—	Feb-21		175,859	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,765	570	3.20%		26	Jun-33		4	—	Open
605 West 42nd Street (Various)	20.0	539,000	107,800	2.56%		—	Jul-18		107,800	—	Open
Stonehenge Portfolio (Various)	Various	65,489	3,773	5.82%		19	Various		3,719	—	Open

Total Floating Rate Debt/Wtd Avg		$2,962,999	$1,200,568	2.81%	(3)	$45			$1,196,167

Total Joint Venture Debt/Wtd Avg		$5,031,576	$1,854,132	3.35%	(3)	$499			$1,847,771
	Deferred financing cost	(109,083)	(34,702)
Total Joint Venture Debt/Wtd Avg, net		$4,922,493	$1,819,430	3.41%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $13.2 million, $34.6 million, $176.2 million, and $140.3 million in fixed-rate mortgages that mature in October 2016, November 2017, June 2019, and August 2019, respectively.

(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.
(4) The loan was modified in April 2016 including extension of the maturity date to April 2017.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$6,344,936
Total Debt / Total Assets	44.6%	Less than 60%					SLG Share of JV		653,564
Fixed Charge Coverage	2.98	Greater than 1.5x					Total Fixed Rate Debt		$6,998,500	72.5%

						Floating Rate Debt
							Consolidated		$1,451,155
Unsecured Notes Covenants							SLG Share of JV		1,200,568
	Actual	Required							2,651,723
Total Debt / Total Assets	27.2%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,121,250)
Secured Debt / Total Assets	16.1%	Less than 40%				Total Floating Rate Debt			$1,530,473	15.9%
Debt Service Coverage	6.72x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	719.3%	Greater than 150%					Total Debt		$9,650,223

Supplemental Information	26	Second Quarter 2016

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2016	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		6/30/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$3,566	Jun-23		$441,594	—	Open
			$500,000	5.12%	$3,566			$441,594
Unsecured fixed rate debt
Unsecured notes			$249,845	5.00%	$—	Aug-18		$250,000	—	Open
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,299,845	4.37%	$—			$1,300,000

	Total Fixed Rate Debt/Wtd Avg		$1,799,845	4.58%	$3,566			$1,741,594
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 310 bps)			$134,259	3.57%	$—	Jul-16		$134,259	—	Open
			$134,259	3.57%	$—			$134,259
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)			$285,000	1.72%	$—	Mar-19		$285,000	Mar-20	Open
Term loan (LIBOR + 140 bps)			433,000	1.87%	—	Jun-19		433,000	—	Open
			$718,000	1.81%	$—			$718,000

	Total Floating Rate Debt/Wtd Avg		$852,259	2.08%	$—			$852,259

	Total Debt/Wtd Avg - Consolidated		$2,652,104	3.78%	$3,566			$2,593,853

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swap matures in December 2017.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		34.9%	Less than 60%
Fixed Charge Coverage		4.68x	Greater than 1.5x
Secured Debt / Total Assets		7.3%	Less than 40%
Unsecured Debt / Unencumbered Assets		39.2%	Less than 60%

Supplemental Information	27	Second Quarter 2016

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2016 Scheduled	2017 Scheduled	2018 Scheduled	2019 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	584	2027	(3)
711 Third Avenue	5,354	5,500	5,500	5,500	1,146	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	122	209	209	226	—	2111
30 East 40th Street	204	204	204	204	506	2114
Total	$30,816	$31,049	$31,049	$31,066	$2,236

Capitalized Leases
1080 Amsterdam Avenue	$170	$291	$291	$315	$21,402	2111
30 East 40th Street	2,096	2,096	2,096	2,096	20,350	2114
Total	$2,266	$2,387	$2,387	$2,411	$41,752

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue	$1,167	$1,167	$1,183	$1,284	$1,778	2062

Capitalized Leases
650 Fifth Avenue	$6,086	$6,086	$6,169	$6,695	$92,295	2062

(1) Per the balance sheet at June 30, 2016.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	28	Second Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value(1)		Value During Quarter	Yield During Quarter	Yield(2)

6/30/2015	$1,685,234		$1,694,194	10.18%	10.15%

Debt originations/accretion(3)	78,631
Preferred Equity originations/accretion(3)	54
Redemptions/Sales/Syndications/Amortization	(262,300)
9/30/2015	$1,501,619		$1,599,153	10.10%	10.25%

Debt originations/accretion(3)	316,508
Preferred Equity originations/accretion(3)	27
Redemptions/Sales/Syndications/Amortization	(148,134)
12/31/2015	$1,670,020		$1,553,949	10.29%	10.17%

Debt originations/accretion(3)	128,193
Preferred Equity originations/accretion(3)	604
Redemptions/Sales/Syndications/Amortization	(420,201)
3/31/2016	$1,378,616	(4)	$1,652,321	10.35%	10.39%

Debt originations/accretion(3)	125,993
Preferred Equity originations/accretion(3)	255
Redemptions/Sales/Syndications/Amortization	(147,683)
6/30/2016	$1,357,181	(4)	$1,373,151	9.50%	9.40%

(1) Net of unamortized fees, discounts, and premiums.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(3) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(4) Excludes debt and preferred equity investments totaling $310.8 million with a weighted average current yield of 7.8% that are included in other balance sheet line items.

Supplemental Information	29	Second Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

				Weighted Average	Weighted Average	Current
Type of Investment	Book Value	(1)(2)	Senior Financing	Exposure PSF	Yield During Quarter	Yield (3)

New York City

Senior Mortgage Debt	$279,703		$—	$453	6.73%	6.97%

Junior Mortgage Participation	57,941		1,204,000	$3,663	10.08%	10.07%

Mezzanine Debt	976,501		2,869,279	$1,876	10.21%	10.12%

Preferred Equity	43,036		131,452	$407	7.97%	7.97%

Balance as of 6/30/16	$1,357,181		$4,204,731	$1,613	9.50%	9.40%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $310.8 million with a weighted average current yield of 7.8% that are included in other balance sheet line items.
(2) Approximately 67.2% of our investments are indexed to LIBOR.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(4) The weighted average maturity of the outstanding balance is 1.36 years. Approximately 64.9% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	30	Second Quarter 2016

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	6/30/2016	Type	Location	Financing	Last $ PSF(3)	Yield(2)

Jr. Mortgage Participation and Mezzanine Loans	$189,380	Office	NYC	$1,109,000	$1,179	9.66%

Mortgage and Mezzanine Loans	137,150	Commercial/Multi-Family Rental Land	NYC	—	$265	9.60%

Mortgage and Mezzanine Loans	105,278	Retail/Multi-Family Rental	NYC	—	$712	9.74%

Mezzanine Loan	99,811	Multi-Family Rental	NYC	360,000	$844	8.37%

Mezzanine Loan	72,271	Office/Retail	NYC	165,000	$1,990	9.70%

Mezzanine Loan	55,988	Office	NYC	502,100	$512	8.77%

Mezzanine Loan	55,217	Office	NYC	228,295	$50	11.51%

Mezzanine Loan	54,731	Office	NYC	156,383	$532	9.05%

Mezzanine Loan	52,827	Office	NYC	141,894	$467	9.64%

Mezzanine Loan	34,785	Residential	Brooklyn	175,000	$623	8.35%

Total	$857,438			$2,837,672		9.48%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $310.8 million with a weighted average current yield of 7.8% which are included in other balance sheet line items.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.
(3) Reflects the last dollar of exposure to the Company's most junior position.

Supplemental Information	31	Second Quarter 2016

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.8	99.5	99.0	99.0	99.0	99.0	$40,310,628	3.6	3.0	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	91.8	97.8	98.5	98.5	99.9	10,077,496	0.9	0.7	23
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	98.7	98.7	97.8	88.0	87.1	40,267,805	3.6	3.0	24
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.1	88.1	90.8	90.9	91.6	91.6	48,489,196	4.3	3.6	31
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	99.1	83.8	75.7	90.9	90.3	14,125,740	1.3	1.0	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.3	98.1	97.1	98.4	97.0	99.3	78,382,264	6.9	5.8	206
461 Fifth Avenue (1)	100.0	Midtown	Leasehold Interest	1	200,000	0.7	99.9	99.9	99.9	99.9	96.8	18,359,564	1.6	1.3	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	98.1	98.1	100.0	100.0	100.0	58,701,940	5.2	4.3	23
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.4	99.9	99.7	99.9	99.9	99.9	39,602,001	3.5	2.9	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	76.1	76.1	76.1	75.6	81.3	14,939,947	1.3	1.1	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.0	98.2	97.2	97.2	97.1	97.1	57,192,862	5.1	4.2	22
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	8,643,483	0.8	0.6	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	13,133,715	1.2	1.0	7
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	1	524,000	2.3	68.3	66.4	65.8	84.1	83.5	22,586,456	2.0	1.7	15
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.8	97.5	96.0	97.5	97.5	97.3	46,193,391	4.1	3.4	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	94.1	92.4	93.0	92.6	84.8	43,858,651	3.9	3.2	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.3	100.0	100.0	100.0	100.0	100.0	96,378,816		3.6	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	99.0	99.0	99.0	99.0	99.9	89,083,829	7.9	6.5	17
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.0	98.5	99.6	99.6	99.4	98.5	41,865,057	3.7	3.1	36
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.4	98.4	98.4	98.4	100.0	100.0	123,670,785	11.0	9.1	12
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	68,378,145	6.1	5.0	2

Subtotal / Weighted Average				21	15,458,045	56.2%	96.6%	96.3%	96.5%	97.0%	96.8%	$974,241,769	77.8%	68.1%	575

"Non Same Store"
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	2,314,000	8.4	98.0	98.0	73.0	71.6	N/A	$132,900,969	11.8	9.8	9
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	99.2	99.2	100.0	100.0	N/A	4,574,184		0.2	61
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	77.3	80.3	78.1	84.0	N/A	10,341,078		0.7	61
600 Lexington Avenue	100.0	East Side	Fee Interest	1	303,515	1.1	92.5	95.3	95.5	91.1	89.6	21,495,054	1.9	1.6	33

Subtotal / Weighted Average				4	2,910,561	10.6%	95.9%	96.4%	76.4%	75.3%	89.6%	$169,311,284	13.7%	12.2%	164

Total / Weighted Average Consolidated Properties				25	18,368,606	66.8%	96.5%	96.3%	93.3%	93.6%	96.7%	$1,143,553,053	91.5%	80.3%	739

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	96.4	95.5	86.8	86.8	83.4	$47,549,952		1.7	33
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.0	97.7	96.6	95.5	96.6	96.6	62,614,429		2.3	40
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	86.8	87.3	91.9	91.9	97.6	26,624,521		1.0	42
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	96.2	95.6	96.1	97.2	98.4	33,628,824		1.5	41
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	41,529,618		1.7	1

Subtotal / Weighted Average				5	3,024,981	11.0%	96.0%	95.6%	94.5%	94.7%	95.0%	$211,947,345		8.2%	157

"Non Same Store"
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.4	81.7	81.0	80.7	72.9	69.3	$102,208,090		3.8	30

Subtotal / Weighted Average				1	1,219,158	4.4%	81.7%	81.0%	80.7%	72.9%	69.3%	$102,208,090		3.8%	30

Total / Weighted Average Unconsolidated Properties				6	4,244,139	15.4%	91.9%	91.4%	90.6%	88.7%	88.0%	$314,155,435		12.0%	187

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	82.3%	95.6%	95.4%	92.8%	92.6%	94.9%	$1,457,708,488			926
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,256,535,553		92.3%
Manhattan Operating Properties Same Store Occupancy % (3)					18,483,026	81.7%	96.5%	96.2%	96.2%	96.7%	96.6%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Manhattan same-store occupancy, inclusive of 194,733 square feet of leases signed but not yet commenced, is 97.4% as of June 30, 2016, as compared to 97.1% at June 30, 2015 and 97.4% at March 31, 2016.

Supplemental Information	32	Second Quarter 2016

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,834,632	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	59.2	59.2	59.2	30.3	30.3	1,377,860	0.1	0.1	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	52.2	52.2	5.8	21.7	21.7	1,039,659	0.1	0.1	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	85.8	85.8	85.8	85.8	85.8	2,147,293	0.2	0.2	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	88.8	87.7	87.7	87.7	93.1	1,961,461	0.2	0.1	9
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	56.7	56.7	56.7	56.7	56.7	1,524,007	0.1	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	0.7	94.4	98.3	98.3	99.0	99.0	4,176,038	0.4	0.3	12
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.6	49.5	78.7	77.2	75.1	75.6	1,588,204	0.1	0.1	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	52.2	52.2	47.1	72.9	72.9	3,427,664	0.3	0.3	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	94.5	94.5	82.7	81.2	81.1	5,757,253	0.5	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	97.8	97.8	97.8	97.8	96.6	5,328,780	0.5	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	97.8	98.4	94.7	94.0	92.3	14,341,151	1.3	1.1	20
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8.3%	79.5%	82.5%	77.5%	79.7%	79.5%	$44,504,002	3.9%	3.3%	96

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	88.2	92.5	94.6	98.3	95.9	$8,742,606	0.8	0.6	63
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	73.9	73.9	76.5	76.5	76.5	753,773	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.4	73.0	69.1	59.0	59.0	3,278,888	0.3	0.2	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	86.5	86.5	87.6	3,266,083	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	99.0	99.0	99.0	99.3	99.3	1,049,119	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	91.9	86.0	86.0	86.0	4,064,063	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	728,423	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.5	87.6	87.0	88.9	88.9	88.9	5,151,462		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	0.7	96.4	97.9	99.1	97.8	97.8	7,961,168		0.3	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	79.6	75.6	74.7	80.4	88.0	5,319,754	0.5	0.4	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	79.3	76.9	75.3	73.8	75.6	3,662,830	0.3	0.3	22
500 West Putnam Avenue	100.0	Greenwich, Connecticut	Fee Interest	1	121,500	0.4	53.8	53.8	53.8	53.8	53.8	3,093,417	0.3	0.2	10
"Same Store" Connecticut Subtotal/Weighted Average				12	1,634,700	4.9%	85.0%	84.8%	84.1%	84.3%	84.9%	$47,071,587	3.0%	3.0%	195

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	66.2	66.2	66.2	66.2	66.2	$4,379,383	0.4	0.3	6
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	66.2%	66.2%	66.2%	66.2%	66.2%	$4,379,383	0.4%	0.3%	6

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	97.3	96.4	95.5	94.6	95.6	$12,961,524	1.1	1.0	70
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	97.3%	96.4%	95.5%	94.6%	95.6%	$12,961,524	1.1%	1.0%	70

Total / Weighted Average Consolidated Properties				26	4,235,300	15.4%	82.1%	83.4%	80.6%	81.7%	81.9%	$108,916,496	8.5%	7.5%	367

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.67	Jericho, New York	Fee Interest	2	640,000	2.3	71.0	71.0	66.9	66.8	70.0	$15,881,340		0.1	34
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.3%	71.0%	71.0%	66.9%	66.8%	70.0%	$15,881,340		0.1%	34

Total / Weighted Average Unconsolidated Properties				2	640,000	2.3%	71.0%	71.0%	68.9%	68.9%	71.8%	$15,881,340		0.1%	34

Suburban Operating Properties Grand Total / Weighted Average				28	4,875,300	17.7%	80.6%	81.7%	78.8%	79.8%	80.4%	$124,797,836			401
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$104,344,659		7.7%
Suburban Operating Properties Same Store Occupancy % (1)					4,235,300	86.9%	82.1%	83.4%	80.6%	81.7%	81.9%

(1) Suburban same-store occupancy, inclusive of 38,815 square feet of leases signed but not yet commenced, is 83.0% as of June 30, 2016, as compared to 83.6% at June 30, 2015 and 84.0% at March 31, 2016.

Supplemental Information	33	Second Quarter 2016

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,586,670	1.1	$15,482,404	1
19-21 East 65th Street (1)	90.0	Plaza District	Leasehold Interest	2	23,610	3.0	77.5	77.5	60.5	66.0	66.0	1,145,068	1.5	7,550,881	15
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,672,295	1.7	81,646,928	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,369,639	1.0	28,255,044	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	33.0	100.0	100.0	100.0	100.0	100.0	14,903,527	21.1	215,650,986	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	15.0	81.1	85.0	85.0	85.0	89.4	39,634,729	6.1	279,917,006	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	8.0	90.1	83.1	83.1	83.1	83.1	22,678,212	16.0	226,658,547	9
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	12,954,824	18.3	295,426,572	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,786,880	2.3	16,704,723	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	6.0	100.0	100.0	100.0	100.0	100.0	1,786,484	2.5	16,357,696	3
Subtotal/Weighted Average				11	594,885	73.0%	94.2%	94.3%	93.6%	93.8%	94.7%	$102,518,328	71.5%	$1,183,650,787	52

"Non Same Store" Retail
5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	70,000	9.0	59.4	69.6	75.4	90.0	N/A	$1,490,427	2.1	$49,708,863	22
183 Broadway	100.0	Lower Manhattan	Fee Interest	1	9,100	1.0	58.3	58.3	N/A	N/A	N/A	447,420	0.6	29,600,000	3
187 Broadway	100.0	Lower Manhattan	Fee Interest	1	3,600	0.0	100.0	100.0	100.0	100.0	N/A	625,900	0.9	13,447,452	1
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1.0	54.3	—	54.3	54.3	54.3	360,000	0.5	34,586,359	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800,000	4.0	53,606,046	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	8.0	93.9	93.9	93.9	100.0	100.0	11,676,003	3.3	277,736,039	9
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7.0	67.5	67.5	67.5	67.5	67.5	24,252,528	17.1	254,797,584	2
Subtotal/Weighted Average				9	223,178	27.0%	73.4%	74.4%	79.3%	86.0%	83.7%	$41,652,278	28.5%	$713,482,343	39

Total / Weighted Average Retail Properties				20	818,063	100.0%	88.6%	88.8%	89.8%	91.7%	92.6%	$144,170,605	100.0%	$1,897,133,131	91

Residential Properties
	Ownership			# of	Useable		Occupancy (%)					Average Monthly (2)	Annualized	Gross Total RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Rent Per Unit ($'s)	Cash Rent ($'s)	Book Value

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	92.8	95.2	89.5	91.0	96.4	$4,059	$15,001,116	$177,908,950
400 East 57th Street (1)	90.0	Upper East Side	Fee Interest	1	290,482	261	93.5	92.7	92.3	94.6	93.9	3,340	11,104,820	125,367,235
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	92.9	92.8	95.2	95.2	94.4	3,292	5,124,412	55,078,789
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96	91.7	96.9	96.9	96.9	96.9	3,803	4,267,500	46,592,216
Subtotal/Weighted Average				3	735,587	816	92.9%	94.2%	92.2%	93.5%	95.3%	$3,679	$35,497,848	$404,947,190

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	42.9	42.9	85.7	85.7	96.4	$1,379	$648,395	$48,883,635
605 West 42nd Street	20.0	Midtown West	Fee Interest	1	927,358	1,176	—	N/A	N/A	N/A	N/A	—	—	680,008,718
Stonehenge Portfolio	Various		Fee Interest	16	2,029,924	2,191	94.6	94.8	94.3	94.6	96.9	3,722	103,304,402	975,954,101
Subtotal/Weighted Average				18	2,984,282	3,395	61.4%	94.1%	94.2%	94.5%	96.9%	$3,708	$103,952,797	$1,704,846,454

Total / Weighted Average Residential Properties				21	3,719,869	4,211	67.5%	94.2%	93.6%	94.2%	96.5%	$3,701	$139,450,644	$2,109,793,644

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units

Supplemental Information	34	Second Quarter 2016

SELECTED PROPERTY DATA Development / Redevelopment and Land Properties Unaudited

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
One Vanderbilt	100.0	Grand Central	Fee Interest	1	—	—	—	—	—	—	N/A	$—	—	$293,388,907	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	46.0	46.1	45.9	41.6	43.9	31.1	14,224,892	68.2	335,847,105	17
562 Fifth Avenue	100.0	Plaza District	Fee Interest	1	42,635	5.0	100.0	100.0	100.0	100.0	100.0	2,100,000	18.3	68,753,742	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	4.0	10.5	10.5	10.5	10.5	10.5	1,341,662	5.9	294,609,513	3
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	—	—	—	55,666,108	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	77,872,928	—
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	45.0	17.1	8.1	—	—	—	3,135,698	6.8	316,693,905	2
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85,152	0.7	6,654,208	1
Total / Weighted Average Development / Redevelopment Properties				8	777,259	100.0%	34.7%	30.6%	25.0%	26.1%	20.2%	$20,887,404	100.0%	$1,449,486,415	24

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,677,574	100.0	$153,745,356
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

(1) Subject to a long-term, third party net operating lease.

Supplemental Information	35	Second Quarter 2016

SELECTED PROPERTY DATA Retail Properties Unaudited

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	100%	SLG	Tenants
HIGH STREET RETAIL - Consolidated Properties
5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	70,000	3.4	59.4	69.6	75.4	90.0	N/A	$1,490,427	0.5	0.7	22
19-21 East 65th Street	90.0	Plaza District	Leasehold Interest	2	23,610	1.2	77.5	77.5	60.5	66.0	66.0	1,145,068	0.4	0.5	15
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0.4	54.3	—	54.3	54.3	54.3	360,000	0.1	0.2	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,800,000	0.9	1.4	1
183 Broadway	100.0	Lower Manhattan	Fee Interest	1	9,100	0.4	58.3	58.3	N/A	N/A	N/A	447,420	0.1	0.2	3
187 Broadway	100.0	Lower Manhattan	Fee Interest	1	3,600	0.2	100.0	100.0	100.0	100.0	N/A	625,900	0.2	0.3	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	10.6	100.0	100.0	100.0	100.0	100.0	12,082,681	3.9	5.9	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	0.0	—	—	—	—	—	—	0.0	0.0	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.0	100.0	100.0	100.0	100.0	100.0	12,954,824	4.2	6.3	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,786,880	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.5	100.0	100.0	100.0	100.0	100.0	1,786,484	0.6	0.9	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.0	100.0	100.0	100.0	100.0	100.0	85,152	0.0	0.0	1

Subtotal / Weighted Average				13	418,480	20.4%	90.0%	90.5%	92.5%	95.3%	96.4%	$35,564,835	11.6%	17.3%	62

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.8	100.0	100.0	100.0	100.0	100.0	$2,586,670	0.8	0.4	1
21 East 66th Street	32.28	Plaza District	Fee Interest	1	13,069	0.6	100.0	100.0	100.0	100.0	100.0	3,672,295	1.2	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.3	100.0	100.0	100.0	100.0	100.0	1,369,639	0.4	0.3	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.3	93.9	93.9	93.9	100.0	100.0	11,676,003	3.8	1.1	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	1.6	10.5	10.5	10.5	10.5	10.5	1,341,662	0.4	0.3	3
717 Fifth Avenue	10.92	Midtown/Plaza District	Fee Interest	1	119,550	5.8	81.1	85.0	85.0	85.0	89.4	39,634,729	12.9	2.1	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.2	90.1	83.1	83.1	83.1	83.1	22,678,212	7.4	5.5	9
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.8	67.5	67.5	67.5	67.5	67.5	24,252,528	7.9	5.9	2

Subtotal / Weighted Average				10	380,294	18.6%	78.7%	78.8%	78.8%	79.9%	81.3%	$107,211,738	34.9%	16.4%	32

Total / Weighted Average Prime Retail				23	798,774	39.0%	84.7%	84.9%	85.9%	87.9%	88.3%	$142,776,573	46.5%	33.6%	94

OTHER RETAIL - Consolidated Properties
11 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	38,800	1.9	97.7	97.7	90.2	90.2	N/A	$3,530,249	1.2	1.7	5
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2.4	100.0	100.0	100.0	100.0	100.0	2,770,817	0.9	1.4	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	100.0	100.0	100.0	100.0	N/A	2,856,469	0.9	1.3	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	68.4	64.3	43.9	4,662,481	1.5	2.3	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	49,970	2.4	77.6	84.3	96.5	96.5	96.5	2,811,018	0.9	1.4	4
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	449,868	0.1	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.2	87.0	87.0	87.0	87.0	100.0	2,688,301	0.9	1.3	5
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	0.7	49.2	55.4	55.4	55.4	55.4	1,406,718	0.5	0.6	8
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	541,366	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2.4	100.0	100.0	100.0	100.0	100.0	4,211,129	1.4	2.1	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,061,360	0.7	1.0	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2.2	62.1	62.1	100.0	100.0	100.0	3,226,203	1.1	1.6	4
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	2.9	100.0	100.0	100.0	100.0	100.0	1,742,869	0.6	0.9	2
600 Lexington Avenue	100.0	East Side	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	813,927	0.3	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.2	100.0	100.0	100.0	100.0	100.0	9,403,528	3.1	4.6	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.7	97.8	90.6	89.3	89.3	89.3	21,514,001	7.0	10.5	16
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.1	100.0	100.0	100.0	100.0	100.0	3,094,589	1.0	1.5	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.4	100.0	100.0	100.0	100.0	100.0	3,358,063	1.1	1.6	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,852,928	0.9	1.4	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.2	100.0	100.0	100.0	100.0	100.0	2,617,736	0.9	1.3	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	3,772,009	1.2	1.8	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.5	100.0	100.0	100.0	100.0	98.9	3,488,646	1.1	0.9	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	252,000	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.8	100.0	100.0	100.0	100.0	100.0	6,289,484	2.0	3.1	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,291,568	0.7	1.1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9.0	100.0	100.0	100.0	100.0	100.0	27,713,832	9.0	13.6	7

Subtotal / Weighted Average				26	918,987	44.9%	95.5%	95.3%	96.3%	96.2%	96.0%	$120,421,158	39.2%	57.8%	122

Supplemental Information	36	Second Quarter 2016

SELECTED PROPERTY DATA - CONTINUED Retail Properties Unaudited

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.7	100.0	100.0	87.2	87.2	87.2	$19,348,779	6.3	4.6	6
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	1.9	100.0	100.0	100.0	81.7	81.7	3,263,920	1.1	0.9	3
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	N/A	406,951	0.1	0.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	—	—	—	209,854	0.1	0.0	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.0	100.0	100.0	100.0	100.0	100.0	3,300,654	1.1	0.8	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	0.9	18.9	18.9	18.9	18.9	18.9	786,093	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.6	100.0	100.0	100.0	100.0	100.0	4,943,809	1.6	1.2	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,915,648	0.6	0.6	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4.3	82.7	80.3	80.3	82.5	79.0	9,502,384	3.1	0.1	33

Subtotal / Weighted Average				18	330,765	16.1%	90.8%	90.1%	86.9%	85.3%	84.1%	$43,678,091	14.2%	8.5%	64

Total / Weighted Average Other Retail				44	1,249,752	61.0%	94.1%	93.8%	93.8%	93.3%	92.7%	$164,099,249	53.5%	66.4%	186

Retail Grand Total / Weighted Average				67	2,048,526	100.0%	90.5%	90.4%	90.8%	91.2%	91.1%	$306,875,823	100.0%		280
Retail Grand Total - SLG share of Annualized Rent												$204,343,084		100.0%

Supplemental Information	37	Second Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15		100%	SLG%	Tenants
Manhattan Operating Properties
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.8	91.8	97.8	98.5	98.5	99.9	$10,077,496	1.9	1.7	23
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.1	98.7	98.7	97.8	88.0	87.1	40,267,805	7.6	6.7	24
304 Park Avenue South (1)	100.0	Midtown South	Fee Interest	215,000	1.8	99.1	83.8	75.7	90.9	90.3	14,125,740	2.7	2.4	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	200,000	1.7	99.9	99.9	99.9	99.9	96.8	18,359,564	3.5	3.1	12
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.0	99.9	99.7	99.9	99.9	99.9	39,602,001	7.5	6.6	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	76.1	76.1	76.1	75.6	81.3	14,939,947	2.8	2.5	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	4.8	98.2	97.2	97.2	97.1	97.1	57,192,862	10.8	9.6	22
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	8,643,483	1.6	1.4	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.4	100.0	100.0	100.0	100.0	100.0	13,133,715	2.5	2.2	7
711 Third Avenue (2)	100.0	Grand Central North	Leasehold Interest	524,000	4.5	68.3	66.4	65.8	84.1	83.5	22,586,456	4.2	3.8	15
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	6.6	97.5	96.0	97.5	97.5	97.3	46,193,391	8.7	7.7	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	5.9	94.1	92.4	93.0	92.6	84.8	43,858,651	8.3	7.4	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12.4	100.0	100.0	100.0	100.0	100.0	96,378,816		8.2	11
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.0	99.0	99.0	99.0	99.0	99.9	89,083,829	16.8	14.9	17
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	4.8	98.5	99.6	99.6	99.4	98.5	41,865,057	7.9	7.0	36
Subtotal / Weighted Average				8,239,645	70.1%	96.1%	95.4%	95.3%	96.1%	95.5%	$556,308,812	86.5%	85.3%	282

"Non Same Store"
110 Greene Street	90.0	Soho	Fee Interest	223,600	1.9	77.3	80.3	78.1	84.0	N/A	$10,341,078		1.6	61
Subtotal / Weighted Average				223,600	1.9%	77.3%	80.3%	78.1%	84.0%	—%	$10,341,078		1.6%	61

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	72.0%	95.6%	95.0%	94.9%	95.8%	95.5%	$566,649,890	86.5%		343
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$518,390,162		86.9%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,834,632	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	59.2	59.2	59.2	30.3	30.3	1,377,860	0.3	0.2	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	52.2	52.2	5.8	21.7	21.7	1,039,659	0.2	0.2	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	85.8	85.8	85.8	85.8	85.8	2,147,293	0.4	0.4	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	88.8	87.7	87.7	87.7	93.1	1,961,461	0.4	0.3	9
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	56.7	56.7	56.7	56.7	56.7	1,524,007	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	1.5	94.4	98.3	98.3	99.0	99.0	4,176,038	0.8	0.7	12
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.5	49.5	78.7	77.2	75.1	75.6	1,588,204	0.3	0.3	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.1	52.2	52.2	47.1	72.9	72.9	3,427,664	0.6	0.6	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.1	94.5	94.5	82.7	81.2	81.1	5,757,253	1.1	1.0	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	1.9	97.8	97.8	97.8	97.8	96.6	5,328,780	1.0	0.9	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.3	97.8	98.4	94.7	94.0	92.3	14,341,151	2.7	2.4	20
Westchester, New York Subtotal / Weighted Average				2,005,000	17.1%	79.5%	82.5%	77.5%	79.7%	79.5%	$44,504,002	8.4%	7.5%	96

"Same Store" Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0.3	100.0	100.0	100.0	100.0	100.0	$728,423	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1.1	87.6	87.0	88.9	88.9	88.9	5,151,462		0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	1.6	96.4	97.9	99.1	97.8	97.8	7,961,168		0.7	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.5	79.6	75.6	74.7	80.4	88.0	5,319,754	1.0	0.9	22
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.2	79.3	76.9	75.3	73.8	75.6	3,662,830	0.7	0.6	22
Connecticut Subtotal/Weighted Average				687,200	5.8%	86.9%	85.6%	85.8%	86.6%	89.0%	$22,823,637	1.8%	2.7%	64

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.4	66.2	66.2	66.2	66.2	66.2	$4,379,383	0.8	0.7	6
New Jersey Subtotal / Weighted Average				278,000	2.4%	66.2%	66.2%	66.2%	66.2%	66.2%	$4,379,383	0.8%	0.7%	6

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.7	97.3	96.4	95.5	94.6	95.6	$12,961,524	2.4	2.2	70
Brooklyn, New York Subtotal / Weighted Average				317,600	2.7%	97.3%	96.4%	95.5%	94.6%	95.6%	$12,961,524	2.4%	2.2%	70

Total / Weighted Average Suburban Consolidated Properties				3,287,800	28.0%	81.6%	83.1%	80.0%	81.5%	81.9%	$84,668,546	13.5%		236
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$78,243,357		13.1%

Reckson Operating Properties Grand Total / Weighted Average				11,751,045	100.0%	91.7%	91.7%	90.7%	91.8%	91.6%	$651,318,436	100.0%		579
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$596,633,520		100.0%
Reckson Operating Properties Same Store Occupancy %				11,527,445	98.1%	92.0%	91.9%	91.0%	91.9%	91.6%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	38	Second Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Retail
102 Greene Street	100.0%	Soho	Fee Interest	9,200	2.0	54.3	—	54.3	54.3	54.3	$360,000	1.0	$34,586,359	1
115 Spring Street	100.0%	Soho	Fee Interest	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800,000	8.0	53,606,046	1
131-137 Spring Street	20.0%	Soho	Fee Interest	68,342	16.0	93.9	93.9	93.9	100.0	100.0	11,676,003	6.6	277,736,039	9
315 West 33rd Street - The Olivia	100.0%	Penn Station	Fee Interest	270,132	63.0	100.0	100.0	100.0	100.0	100.0	14,903,527	42.4	215,650,986	10
752-760 Madison Avenue	100.0%	Plaza District	Fee Interest	21,124	5.0	100.0	100.0	100.0	100.0	100.0	12,954,824	36.9	295,426,572	1
Williamsburg Terrace	100.0%	Brooklyn, New York	Fee Interest	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,786,484	5.1	16,357,696	3
Total Retail Properties				426,016	100.0%	98.0%	96.9%	98.0%	99.0%	99.0%	$44,480,838	100.0%	$893,363,698	25

Land
635 Madison Avenue	100.0%	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,677,574	100.0	$153,745,356
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,677,574	100.0%	$153,745,356

Residential Properties - Reckson Portfolio
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Mar-16	Dec-15	Sep-15	Jun-15	Mar-15	Cash Rent ($'s)	Rent Per Unit ($'s)(1)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0%	Penn Station	Fee Interest	222,855	333	92.8	95.2	89.5	91.0	96.4	$15,001,116	4,059	$177,908,950	309
Total Residential Properties				222,855	333	92.8%	95.2%	89.5%	91.0%	96.4%	$15,001,116	$4,059	$177,908,950	309

(1) Calculated based on occupied units

Supplemental Information	39	Second Quarter 2016

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited

								% of
						% of	SLG Share of	SLG Share of
		Lease	Total	Annualized	Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)	Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,403,080	$124,432,990	$51.78	7.9%	$124,432,990	9.1%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	86,422,248	$64.94	5.5%	86,422,248	6.4%	BBB-
Penguin Random House, Inc.	1745 Broadway	2018 & 2023	644,598	41,529,629	$64.43	2.6%	23,617,900	1.7%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,688,648	$73.75	2.7%	42,688,648	3.1%	BBB-
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	43,990,650	$76.46	2.8%	22,435,231	1.6%
The City of New York	16 Court Street, 100 Church Street & 420 Lexington Avenue	2017, 2020, 2030 & 2034	554,694	18,840,382	$33.97	1.2%	18,840,382	1.4%	Aa2
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2017 & 2032	493,560	21,469,826	$43.50	1.4%	21,469,826	1.6%	BBB+
Citigroup, N.A.	485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue & 750 Washington Blvd	2017, 2019 & 2027	388,753	22,609,381	$58.16	1.4%	20,527,624	1.5%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	385,325	27,850,057	$72.28	1.8%	27,850,057	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,242,647	$50.83	1.1%	17,242,647	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	14,916,352	$44.06	0.9%	14,916,352	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,962,761	$54.61	1.1%	17,962,761	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,585,108	$70.62	1.2%	9,478,405	0.7%
HF Management Services LLC	100 Church Street	2032	230,394	7,610,993	$33.03	0.5%	7,610,993	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,449,228	$28.31	0.4%	6,449,228	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,406,250	$41.32	0.6%	9,406,250	0.7%	Aa2
Bloomberg LP	919 Third Avenue	2029	225,579	11,783,619	$52.24	0.7%	6,009,646	0.4%
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,105,323	$75.01	1.0%	16,105,323	1.2%
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2016, 2026 & 2031	182,696	10,354,722	$56.68	0.7%	10,146,295	0.7%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,130,831	$77.83	0.9%	14,130,831	1.0%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	173,278	10,359,890	$59.79	0.7%	10,359,890	0.8%	AA
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,215,963	$48.02	0.5%	8,215,963	0.6%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	10,754,081	$65.27	0.7%	10,754,081	0.8%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,491,225	$27.65	0.3%	4,491,225	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,427,693	$95.40	1.0%	15,427,693	1.1%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,428,113	$90.21	0.9%	14,428,113	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	9,909,020	$62.17	0.6%	4,845,511	0.4%	BBB
Amazon Corporate LLC	1185 Avenue of the Americas & 1350 Avenue of the Americas	2016 & 2023	158,688	11,613,814	$73.19	0.7%	11,613,814	0.9%	AA-
Bloomingdales, Inc.	919 Third Avenue	2024	157,961	9,061,557	$57.37	0.6%	4,621,394	0.3%	BBB
Yelp, Inc.	11 Madison Avenue	2025	152,232	12,939,720	$85.00	0.8%	12,939,720	1.0%

Total			11,736,563	$681,582,720	$58.07	43.1%	$615,441,041	45.2%

(1) Corporate or bond rating from S&P or Moody's.

Supplemental Information	40	Second Quarter 2016

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.0%	0.2%
Business Services	2.5%	3.3%
Financial Services	31.2%	31.9%
Government / Non Profit	3.3%	4.8%
Legal	6.8%	13.7%
Manufacturing	2.2%	6.6%
Medical	2.2%	3.4%
Other	6.6%	2.2%
Professional Services	6.4%	11.1%
Retail	8.6%	3.3%

TAMI
Technology	1.6%	6.8%
Advertising	5.3%	0.9%
Media	19.0%	11.8%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	41	Second Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/16			1,040,027

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	1	3,886	3,886	$78.00
	110 East 42nd Street	1	17,505	17,505	51.97
	110 Greene Street	6	10,740	9,489	75.86
	220 East 42nd Street	2	27,901	28,308	39.11
	280 Park Avenue	2	43,316	46,618	80.43
	420 Lexington Avenue	5	13,926	17,150	51.63
	461 Fifth Avenue	1	10,595	10,932	83.54
	521 Fifth Avenue	1	5,822	5,822	70.32
	600 Lexington Avenue	1	8,607	8,001	62.99
	625 Madison Avenue	1	24,247	23,933	76.26
	711 Third Avenue	1	4,975	5,443	51.57
	800 Third Avenue	1	2,973	2,973	64.41
	810 Seventh Avenue	1	7,721	8,698	66.61
	1185 Avenue of the Americas	1	26,500	27,508	89.29
	Total/Weighted Average	25	208,714	216,266	$68.59

Retail
	220 East 42nd Street	1	2,908	3,309	$100.12
	625 Madison Avenue	1	3,618	3,618	153.23
	1350 Avenue of the Americas	1	9,400	9,400	119.05
	Total/Weighted Average	3	15,926	16,327	$122.79

Storage
	280 Park Avenue	1	1	30	$30.00
	Total/Weighted Average	1	1	30	$30.00

	Total Space which became available during the quarter
	Office	25	208,714	216,266	$68.59
	Retail	3	15,926	16,327	$122.79
	Storage	1	1	30	$30.00
		29	224,641	232,623	$72.39

	Total Available Space		1,264,668

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	Second Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,264,668

Office
	3 Columbus Circle	2	6.6	8,337	8,334	$81.93	$78.00	$40.88	2.5
	100 Park Avenue	1	10.3	8,493	9,620	$76.00	—	$133.83	4.0
	110 East 42nd Street	2	8.6	4,589	4,714	$59.00	$65.61	$22.16	4.0
	110 Greene Street	3	2.9	4,020	4,020	$76.61	$55.22	$6.43	1.0
	280 Park Avenue	3	10.2	51,622	56,229	$97.16	$82.22	$31.02	7.7
	304 Park Avenue South	2	12.3	32,861	36,090	$68.00	$50.09	$55.00	9.0
	420 Lexington Avenue	9	3.0	26,452	38,094	$57.72	$46.99	$3.86	0.4
	461 Fifth Avenue	1	8.8	10,595	11,242	$82.00	$81.24	$38.00	5.0
	521 Fifth Avenue	1	4.2	3,494	3,509	$58.00	$51.26	—	—
	555 West 57th Street	1	3.1	1,700	2,071	$60.00	$51.86	$99.51	1.0
	625 Madison Avenue	1	3.8	24,247	23,260	$72.48	$78.47	—	—
	711 Third Avenue	1	10.5	14,760	19,025	$58.00	$46.77	$73.60	6.0
	750 Third Avenue	1	10.4	11,465	11,779	$65.00	—	$70.00	5.0
	800 Third Avenue	2	5.2	5,671	7,695	$66.06	$62.58	$22.96	2.6
	810 Seventh Avenue	3	9.1	19,726	21,803	$62.39	$56.60	$60.51	5.4
	1185 Avenue of the Americas	1	2.3	26,500	27,508	$65.75	$89.29	—	—
	1350 Avenue of the Americas	1	5.2	3,375	3,391	$80.00	—	$12.82	2.0
	Total/Weighted Average	35	7.6	257,907	288,384	$72.37	$65.96	$34.79	4.3

Retail
	100 Park Avenue	1	13.6	65	65	$55.38	—	$0.00	—
	625 Madison Avenue	2	5.0	9,020	10,484	$71.06	$154.30	$48.25	—
	Total/Weighted Average	3	5.1	9,085	10,549	$70.96	$154.30	$47.95	—

Storage
	100 Church Street	1	11.3	5,782	10,999	$4.25	$0.00	—	15.0
	Total/Weighted Average	1	11.3	5,782	10,999	$4.25	$0.00	$0.00	15.0
Leased Space
	Office (3)	35	7.6	257,907	288,384	$72.37	$65.96	$34.79	4.3
	Retail	3	5.1	9,085	10,549	$70.96	$154.30	$47.95	—
	Storage	1	11.3	5,782	10,999	$4.25	$0.00	$0.00	15.0
	Total	39	7.6	272,774	309,932	$69.90	$67.21	$34.00	4.5

Total Available Space as of 6/30/16				991,894

Early Renewals
Office
	3 Columbus Circle	1	5.3	5,789	5,789	$83.00	$78.00	$0.00	1.0
	110 East 42nd Street	1	3.0	4,136	4,250	$61.00	$57.33	$0.29	—
	420 Lexington Avenue	5	9.1	91,828	109,725	$60.55	$48.23	$20.06	2.9
	485 Lexington Avenue	3	7.0	41,359	42,490	$74.33	$71.81	$29.51	3.7
	521 Fifth Avenue	1	5.4	6,238	6,580	$62.00	$55.67	$10.00	5.0
	625 Madison Avenue	1	1.5	4,000	4,000	$82.00	$88.10	—	—
	750 Third Avenue	2	8.1	29,450	33,093	$60.49	$60.07	$26.20	2.4
	919 Third Avenue	1	4.6	190,112	204,442	$65.00	$57.01	—	—
	Total/Weighted Average	15	6.3	372,912	410,369	$64.74	$57.02	$10.70	1.4

Retail
	11 Madison Avenue	1	19.3	12,770	11,900	$86.13	$36.22	$73.53	—
	1350 Avenue of the Americas	1	10.0	29,566	29,984	$40.02	$33.04	—	—
	Total/Weighted Average	2	12.7	42,336	41,884	$53.12	$33.95	$20.89	—
Storage
	625 Madison Avenue	1	1.5	612	612	$26.00	$25.00	—	—
	Total/Weighted Average	1	1.5	612	612	$26.00	$25.00	—	—
Renewals
	Early Renewals Office	15	6.3	372,912	410,369	$64.74	$57.02	$10.70	1.4
	Early Renewals Retail	2	12.7	42,336	41,884	$53.12	$33.95	$20.89	—
	Early Renewals Storage	1	1.5	612	612	$26.00	$25.00	—	—
	Total	18	6.9	415,860	452,865	$63.61	$54.85	$11.62	1.3
(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $72.14/rsf for 250,828 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $67.55/rsf for 661,197 rentable SF.

Supplemental Information	43	Second Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/16			1,026,123

Space which became available during the Quarter (2):
Office
	520 White Plains Road, Tarrytown, New York	1	7,009	7,009	$29.60
	115-117 Stevens Avenue, Valhalla, New York	1	52,000	52,000	27.57
	360 Hamilton Avenue, White Plains, New York	1	2,419	2,419	23.02
	1 Landmark Square, Stamford, Connecticut	2	13,642	13,642	39.86
	6 Landmark Square, Stamford, Connecticut	1	23,145	23,145	34.88
	680 Washington Boulevard, Stamford, Connecticut	1	1,670	1,670	512.82
	750 Washington Boulevard, Stamford, Connecticut	1	2,824	2,824	45.53
	1010 Washington Boulevard, Stamford, Connecticut	2	5,595	5,595	33.29
	1055 Washington Boulevard, Stamford, Connecticut	1	2,465	2,465	32.25
	Jericho Plaza, Jericho, New York	1	15,004	15,004	37.71
	Total/Weighted Average	12	125,773	125,773	$38.68

Retail
	1 Landmark Square, Stamford, Connecticut	1	2,016	2,016	32.00
	Total/Weighted Average	1	2,016	2,016	$32.00

	Total Space which became available during the Quarter
	Office	12	125,773	125,773	$38.68
	Retail	1	2,016	2,016	$32.00
		13	127,789	127,789	$38.57

	Total Available Space		1,153,912

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	44	Second Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,153,912

Office
	3 Landmark Square, Stamford, Connecticut	1	3.4	4,349	4,349	$33.00	—	$37.75	2.0
	6 Landmark Square, Stamford, Connecticut	2	16.4	26,385	26,385	$35.00	$34.88	$67.50	17.0
	680 Washington Boulevard, Stamford, Connecticut	1	3.0	2,458	2,458	$45.00	$47.03	$2.50	1.6
	1010 Washington Boulevard, Stamford, Connecticut	2	5.6	9,048	9,048	$33.60	$33.00	$33.11	2.2
	1055 Washington Boulevard, Stamford, Connecticut	3	7.2	9,795	9,795	$32.67	$35.06	$40.84	4.1
	Jericho Plaza, Jericho, New York	1	5.0	15,004	15,004	$39.45	$37.71	$5.00	—
	16 Court Street, Brooklyn, New York	2	5.1	3,083	3,146	$50.00	$29.26	$56.76	1.0
	Total/Weighted Average	12	9.5	70,122	70,185	$36.34	$35.89	$41.38	7.5

Retail
	1 Landmark Square, Stamford, Connecticut	1	10.0	2,016	2,016	$32.00	$32.00	7.50	4.0
	Total/Weighted Average	1	10.0	2,016	2,016	$32.00	$32.00	7.50	4.0

Storage
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	15.0	1,028	514	$12.00	—	—	—
	Jericho Plaza, Jericho, New York	1	1.0	332	352	$18.00	—	—	—
	Total/Weighted Average	2	9.3	1,360	866	$14.44	—	—	—

Leased Space
	Office (3)	12	9.5	70,122	70,185	$36.34	$35.89	$41.38	7.5
	Retail	1	10.0	2,016	2,016	$32.00	$32.00	$7.50	4.0
	Storage	2	9.3	1,360	866	$14.44	—	$0.00	—
	Total	15	9.5	73,498	73,067	$35.97	$35.75	$39.96	7.3

Total Available Space as of 6/30/16				1,080,414

Early Renewals
Office
	520 White Plains Road, Tarrytown, New York	1	10.8	5,333	5,333	$25.50	$27.00	$16.00	10.0
	1 Landmark Square, Stamford, Connecticut	1	5.3	2,479	2,479	$39.00	$40.48	$10.52	4.0
	750 Washington Boulevard, Stamford, Connecticut	1	11.3	47,278	47,278	$40.00	$40.49	$55.10	15.0
	1055 Washington Boulevard, Stamford, Connecticut	1	5.3	2,435	2,435	$37.00	$38.75	$8.00	4.0
	Jericho Plaza, Jericho, New York	1	7.7	31,514	31,514	$35.00	$43.33	$15.00	4.0
	16 Court Street, Brooklyn, New York	2	5.4	7,105	8,585	$50.00	$35.06	$6.67	5.0
	Total/Weighted Average	7	9.3	96,144	97,624	$38.37	$40.15	$33.45	9.7

Storage
	360 Hamilton Avenue, White Plains, New York	1	8.8	220	220	$18.00	$18.00	—	—
	1 Landmark Square, Stamford, Connecticut	1	5.3	150	150	$15.00	$15.00	—	—
	Total/Weighted Average	2	7.4	370	370	$16.78	$16.78	—	—

Renewals
	Early Renewals Office	7	9.3	96,144	97,624	$38.37	$40.15	$33.45	9.7
	Early Renewals Storage	2	7.4	370	370	$16.78	$16.78	—	—
	Total	9	9.3	96,514	97,994	$38.29	$40.06	$33.33	9.7

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Avg. starting office rent excluding new tenants replacing vacancies is $36.79/rsf for 53,598 rentable SF. Avg. starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $37.81/rsf for 151,222 rentable SF.

Supplemental Information	45	Second Quarter 2016

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	6	3,445	0.02%	$86,627	$25.15	$38.20	1	291	0.01%	$6,600	$22.68	$25.00
2nd Quarter 2016 (1)	6	72,823	0.40%	4,899,096	67.27	76.88	—	—	—%	—	—	—
3rd Quarter 2016	14	67,361	0.37%	4,428,166	65.74	72.32	2	14,554	0.36%	894,362	61.45	70.24
4th Quarter 2016	25	171,852	0.95%	10,288,835	59.87	68.93	3	44,490	1.10%	3,052,433	68.61	70.70

Total 2016	51	315,481	1.75%	$19,702,723	$62.45	$71.15	6	59,335	1.47%	$3,953,395	$66.63	$70.36

2017	101	1,255,223	6.95%	$74,990,973	$59.74	$66.94	13	149,765	3.71%	$12,652,990	$84.49	$76.31
2018	83	628,346	3.48%	49,186,272	78.28	115.85	26	438,790	10.88%	36,649,693	83.52	76.11
2019	83	1,170,644	6.48%	80,184,853	68.50	76.00	22	292,677	7.25%	23,165,282	79.15	83.27
2020	95	2,379,593	13.17%	146,936,330	61.75	69.32	22	258,363	6.40%	15,136,785	58.59	68.61
2021	82	1,736,476	9.61%	106,257,845	61.19	65.34	14	271,343	6.73%	15,918,015	58.66	69.83
2022	54	953,464	5.28%	62,347,597	65.39	79.26	17	176,391	4.37%	11,989,035	67.97	76.50
2023	38	763,622	4.23%	44,042,217	57.68	64.96	14	857,924	21.27%	58,451,412	68.13	70.26
2024	27	263,374	1.46%	18,308,486	69.52	72.38	17	368,575	9.14%	32,486,414	88.14	88.75
2025	35	800,905	4.43%	77,422,972	96.67	105.34	12	240,548	5.96%	19,289,590	80.19	83.70
Thereafter	104	7,802,103	43.18%	459,497,564	58.89	68.17	24	920,633	22.82%	84,462,824	91.74	103.45
	753	18,069,231	100.00%	$1,138,877,833	$63.03	$72.34	187	4,034,344	100.00%	$314,155,435	$77.87	$82.27

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to June 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	46	Second Quarter 2016

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	14	40,895	1.25%	$1,442,293	$35.27	$39.50	2	4,060	0.91%	$116,797	$28.77	$36.00
2nd Quarter 2016 (1)	2	22,767	0.70%	962,954	42.30	44.08	—	—	—%	—	—	—
3rd Quarter 2016	13	48,031	1.47%	1,655,229	34.46	38.20	—	—	—%	—	—	—
4th Quarter 2016	13	56,323	1.72%	2,140,083	38.00	39.69	—	—	—%	—	—	—

Total 2016	42	168,016	5.14%	$6,200,559	$36.90	$39.81	2	4,060	0.91%	$116,797	$28.77	$36.00

2017	46	243,344	7.44%	$9,467,904	$38.91	$41.24	6	43,017	9.64%	$1,469,115	$34.15	$34.52
2018	55	279,603	8.55%	10,133,777	36.24	38.11	3	54,052	12.11%	2,262,701	41.86	36.00
2019	48	466,613	14.27%	13,382,076	28.68	29.84	6	31,879	7.14%	1,065,888	33.44	36.00
2020	35	303,619	9.29%	11,240,064	37.02	39.42	3	38,562	8.64%	1,496,230	38.80	36.00
2021	40	459,803	14.07%	14,111,938	30.69	32.17	5	104,296	23.37%	3,787,392	36.31	36.00
2022	21	115,584	3.54%	4,563,024	39.48	41.27	1	16,383	3.67%	585,204	35.72	36.00
2023	20	171,862	5.26%	5,642,747	32.83	35.19	2	42,334	9.48%	1,422,001	33.59	36.00
2024	13	207,798	6.36%	6,780,802	32.63	40.25	2	52,707	11.81%	1,798,161	34.12	36.00
2025	16	167,698	5.13%	5,469,077	32.61	33.99	1	1,729	0.39%	56,193	32.50	36.00
Thereafter	31	684,877	20.95%	21,924,528	32.01	33.81	3	57,340	12.85%	1,821,657	31.77	35.93
	367	3,268,817	100.00%	$108,916,496	$33.32	$35.52	34	446,359	100.00%	$15,881,340	$35.58	$35.85

	(1) Includes month to month holdover tenants that expired prior to June 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	47	Second Quarter 2016

ANNUAL LEASE EXPIRATIONS Retail Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2016 (1)	10	11,460	3.14%	$572,324	$49.94	$59.82	1	5,455	1.79%	$308,571	$56.57	$59.39
2017	16	61,300	16.79%	3,450,757	56.29	175.81	5	19,854	6.50%	1,017,201	51.23	72.54
2018	11	18,949	5.19%	996,332	52.58	67.99	2	22,571	7.39%	1,470,072	65.13	74.39
2019	4	5,350	1.47%	515,516	96.36	97.42	—	—	—%	—	—	—
2020	6	12,491	3.42%	1,814,842	145.29	337.20	3	25,424	8.32%	5,213,956	205.08	277.01
2021	1	108,148	29.62%	6,740,732	62.33	70.00	5	26,753	8.76%	4,402,416	164.56	216.26
2022	1	1,366	0.37%	216,124	158.22	299.00	2	50,808	16.63%	20,230,080	398.17	501.10
2023	3	12,703	3.48%	1,076,966	84.78	97.42	2	7,131	2.33%	1,369,639	192.07	350.00
2024	5	76,039	20.83%	15,629,117	205.54	212.77	1	7,793	2.55%	4,869,792	624.89	898.00
2025	3	33,944	9.30%	813,986	23.98	23.84	3	16,143	5.28%	993,065	61.52	61.09
Thereafter	4	23,318	6.39%	3,738,140	160.31	228.31	8	123,559	40.45%	67,336,947	544.98	617.40
	64	365,068	100.00%	$35,564,835	$97.42	$134.26	32	305,491	100.00%	$107,211,738	$350.95	$420.63
Vacancy (5)		10,040				517.93		51,002				550.49
		375,108				$144.53		356,493				$439.20

Other Retail
2016 (1)	6	41,510	4.70%	$3,807,801	$91.73	$137.28	2	2,120	0.70%	$134,790	$63.58	$66.51
2017	12	39,032	4.42%	5,262,738	134.83	214.49	1	2,133	0.71%	303,855	142.45	143.76
2018	8	62,051	7.02%	11,661,203	187.93	537.79	7	13,587	4.51%	1,997,101	146.99	159.83
2019	7	58,084	6.57%	5,039,237	86.76	213.40	2	7,400	2.45%	1,201,049	162.30	195.41
2020	11	59,121	6.69%	7,336,795	124.10	158.08	3	32,800	10.88%	1,473,302	44.92	54.77
2021	10	26,548	3.00%	2,782,982	104.83	142.28	2	5,992	1.99%	634,337	105.86	103.52
2022	14	130,693	14.79%	16,025,849	122.62	158.93	6	12,603	4.18%	1,597,224	126.73	175.49
2023	5	38,875	4.40%	5,149,530	132.46	146.06	4	15,009	4.98%	1,397,306	93.10	94.67
2024	7	28,143	3.19%	4,747,831	168.70	163.24	11	30,774	10.21%	3,399,608	110.47	150.11
2025	12	54,438	6.16%	22,278,489	409.25	557.12	4	3,147	1.04%	662,275	210.45	207.62
Thereafter	30	345,109	39.06%	36,328,703	105.27	114.09	22	175,894	58.35%	30,877,245	175.54	201.14
	122	883,604	100.00%	$120,421,158	$136.28	$196.59	64	301,459	100.00%	$43,678,091	$144.89	$168.41
Vacancy (5)		31,856				130.89		33,461				137.54
		915,460				$194.30		334,920				$165.32

	(1) Includes month to month holdover tenants that expired prior to June 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of June 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	48	Second Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2016	Price ($'s) (1)
1998 - 2015 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	98.1	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	68.3	65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—	—	99.9	34,100,000
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	97.7	192,000,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600,000
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500,000
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.4	483,500,000
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	88.1	265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.5	255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	98.1	225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.2	231,500,000
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—	—	N/A	91,200,000
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	86.8	210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	76.1	182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—	—	98.1	578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	96.2	285,000,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	98.4	3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.5	181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	92.5	193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	98.7	330,000,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	86.8	245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	98.4	1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	91.8	85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	81.7	1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	46.1	252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	99.1	135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	77.3	255,000,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	99.2	4,650,000
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,313,916	71.6	98.0	2,285,000,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	East Side	303,515	95.5	92.5	284,000,000
				41,085,114			$21,699,130,000
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	49	Second Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500,000	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400,000	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250,000	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900,000	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700,000	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500,000	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500,000	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100,000	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500,000	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500,000	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500,000	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700,000	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500,000	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500,000	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500,000	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000,000	472
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150,000	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250,000	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000,000	777
				16,178,723	$6,959,650,000	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000,000	$759
				2,635,000	$2,000,000,000	$759

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price
(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Supplemental Information	50	Second Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2016	Price ($'s) (1)
2007 - 2015 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	88.4	490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	79.5	570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.0	210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	79.3	38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	53.8	56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	97.3	107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500,000
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	97.3	96,200,000
				$6,198,100			$1,733,440,000

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	48,000,000	227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767,307	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100,000	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500,000	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100,000	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400,000	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600,000	113
				3,355,200	$946,467,307	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	21,000,000	320
				65,641	$21,000,000	$320
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	51	Second Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2016	Price ($'s) (1)
2005 - 2015 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	19,750,000
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	81.1	251,900,000
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	66.2	29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300,000
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	96.4	500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250,000
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	92.9	193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	90.1	223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest	—	4,473,603	76.3	N/A	880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	N/A	31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	91.7	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	93.9	122,300,000
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900,000
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	96.7	386,775,000
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,221,990
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149,000
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415,000
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400,000
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	32,250,000
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500,000
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	17.1	295,000,000
Feb-15	Stonehenge Portfolio	Fee Interest	—	2,589,184	96.5	94.6	40,000,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,798,627
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	42.9	50,073,674
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	61.1	63,690,000
				12,000,972			$5,771,901,215
2016 Acquisition
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	58.3	$28,500,000
Apr-16	605 West 42nd Street - 20%	Fee Interest	Midtown West	927,358	—	—	759,045,973
				936,458			$787,545,973
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	52	Second Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757,000	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500,000	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,583,774	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600,000	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250,000	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925,000	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,993,750	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400,000	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052,158	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,947,844	3,819
Mar-14	West Coast Office Portfolio	Fee Interest	—	3,654,315	756,000,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700,000	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500,000	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000,000	431
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400,000	5,155
				6,814,679	$3,800,609,526	$558
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	55,000,000	826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000,000	1,199
				837,111	$704,000,000	$840
(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	53	Second Quarter 2016

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

54

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BB&T Capital Markets	David Toti	(212) 419-4620	dtoti@bbandtcm.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit Suisse	Ian C. Weissman	(212) 538-6889	ian.weissman@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

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